New Century Capital - NCCPX

New Century Balanced - NCIPX

New Century Opportunistic - NCAPX

New Century International - NCFPX

New Century Alternative Strategies - NCHPX

PROSPECTUS
March 1, 2012

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

100 William Street, Suite 200, Wellesley, MA  02481 781-239-0445  888-639-0102  Fax 781-237-1635

1

PORTFOLIO SUMMARIES
NEW CENTURY CAPITAL PORTFOLIO
Investment Objective.
The investment objective of the Capital Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk.
Portfolio Fees and Expenses.
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fees (Imposed only if redemption occurs within 30 days of initial purchase, applied as a percentage of amount redeemed)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) fees	0.22%
Other Expenses	0.20%
Acquired Fund Fees and Expenses	0.63%
Total Annual Fund Operating Expenses 1	2.05%
1 Total annual fund operating expenses do not correlate with the ratio of expenses to average net assets in the Financial Highlights section of the Prospectus, which reflects the operating expenses of each Portfolio and does not include Acquired Fund Fees and Expenses.

Expense Example.
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$208	$643	$1,104	$2,380

Portfolio Turnover.
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the portfolio turnover rate for this Portfolio was 60% of the average value of its Portfolio.

Principal Investment Strategies.
The Capital Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including exchange traded funds (“ETFs”), that emphasize investments in equity securities such as common stocks, preferred stocks or securities convertible into stocks and bonds (domestic and foreign).
The Capital Portfolio will diversify its equity investments by investing primarily in investment companies that focus on different segments of the equity markets.  For example, the Capital Portfolio may be invested in investment companies that emphasize growth, growth and income, equity income, small-capitalization, aggressive, and foreign equities.  The Capital Portfolio uses a flexible approach in selecting investments and is not limited by an underlying fund’s investment style (such as growth or value) or its market capitalization range (such as small, middle or large capitalization companies).
Principal Investment Risks.
Management Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security (“underlying fund”) in which the Portfolio invests may prove to be incorrect and there is no guarantee that underlying funds will perform as anticipated. The value of an underlying fund can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.
Equity Risk.  Overall stock market risks may affect the value of the Portfolio.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. When the value of an underlying fund decreases, the Portfolio’s value decreases.
Market Capitalization Risk. Investment companies may be categorized as having a small, medium, or large capitalization market value. The underlying funds in which the Portfolio invests, as well as the Portfolio itself may invest in small and mid-capitalization companies, which generally have higher potential risks than large capitalization companies. Small and mid-capitalization companies may be more volatile than, and fluctuate independently of, broad stock market indices such as the S&P 500® Composite Index.
Investment Company and ETF Risk.  Investments by the Portfolio in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Portfolio. The Portfolios’ Management has no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss.  Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs, referred to as Acquired Fund Fees and Expenses as shown in the Annual Fund Operating Expenses table.
Foreign Investing Risk.  The Portfolio may utilize global macro investment strategies by investing in investment companies that invest primarily in foreign securities.  Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors. If an underlying fund invests primarily in a particular country or region, it may be adversely affected by the above factors or events particular to that country or region.

Emerging Market Securities Risk. The Portfolio may invest in investment companies that invest in foreign securities issued by companies located in developing or emerging countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.
Currency Risk. The Portfolio may invest in foreign securities or take a thematic approach that forecasts a change in the valuation of the U.S. Dollar and as a result would expose the Portfolio to currency risk which is also commonly referred to as exchange rate risk.  Exchange rate risk arises when there is a change in the price of one currency in relation to another.  For example, if the Japanese Yen appreciates relative to the U.S. Dollar, an investment denominated in the Yen will be impacted by both the return of the underlying investment as well as the Yen’s appreciation versus the U.S. Dollar.
Performance.
The bar chart and table below show how the Portfolio has performed in the past and provides some indication of the risks of investing in the Portfolio. The table shows how the performance of the Portfolio has varied from year to year as compared to a broader index measuring market performance. Past performance (before and after taxes) may not indicate how well a Portfolio will perform in the future. Updated performance information can be found on our Website at http://www.newcenturyportfolios.com or by calling us toll-free at (888) 639-0102.
Average Annual Total Returns, years ended 12/31

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.74% (2Q ‘09) and the lowest return for a calendar quarter was –20.94% (4Q ‘08).
Average Annual Total Returns
(For the periods ended December 31, 2011)
	1 Year	5 Years	10 Years
Return Before Taxes	-2.42%	-1.04%	2.70%
Return After Taxes on Distributions	-2.50%	-1.22%	2.60%
Return After Taxes on Distributions and Sale of Portfolio Shares	-1.46%	-0.86%	2.34%
S&P 500® Composite Index (reflects no deduction of fees, expenses and taxes)	2.11%	-0.25%	2.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns shown are not relevant for shareholders who hold Portfolio shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management.
Investment Adviser.
Weston Financial Group, Inc.
Portfolio Management Team.
Wayne M. Grzecki
Portfolio Manager Since 1995
Susan K. Arnold
Portfolio Manager Since 2011
Assistant Portfolio Manager 1998 to 2011
Andre M. Fernandes
Portfolio Manager Since 2011
Assistant Portfolio Manager 2002 to 2011
William F. LeFavor
Assistant Portfolio Manager Since 2012

For important information about the purchase and sale of portfolio shares, tax information, and payments to broker-dealers and other financial intermediaries, please refer to section heading Summary of Other Important Information Regarding Portfolio Shares on page 23.

NEW CENTURY BALANCED PORTFOLIO
Investment Objective.
The investment objective of the Balanced Portfolio is to provide income, with a secondary objective to provide capital growth, while managing risk.
Portfolio Fees and Expenses.
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fees (Imposed only if redemption occurs within 30 days of initial purchase, applied as a percentage of amount redeemed)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	0.20%
Other Expenses	0.23%
Acquired Fund Fees and Expenses	0.58%
Total Annual Fund Operating Expenses 1	2.01%
1 Total annual fund operating expenses do not correlate with the ratio of expenses to average net assets in the Financial Highlights section of the Prospectus, which reflects the operating expenses of each Portfolio and does not include Acquired Fund Fees and Expenses.

Expense Example.
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$204	$632	$1,085	$2,343

Portfolio Turnover.
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the portfolio turnover rate for this Portfolio was 17% of the average value of its Portfolio.

Principal Investment Strategies.
The Balanced Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including ETFs, that emphasize investments in equity securities such as common stocks, preferred stocks or securities convertible into stocks (domestic and foreign), that are economically tied to any countries or markets throughout the world, including those of companies economically tied to emerging markets, fixed income securities such as fixed rate debt, variable rate debt or high-yield, lower rated debt instruments (domestic and foreign), or in a composite of such securities.
The Balanced Portfolio will use a variety of investment techniques designed to generate dividends (including dividends of funds in which the Balanced Portfolio invests that are derived from interest), interest, and other income. The Balanced Portfolio will diversify its equity and fixed income investments by investing primarily in investment companies that focus on different segments of the equity and fixed income markets. For example, the portion of the Balanced Portfolio that is invested in equities may be invested in investment companies that emphasize growth, growth and income, equity income, small-capitalization and foreign equities. The portion of the Balanced Portfolio that is invested in fixed income securities may be invested in investment companies that emphasize domestic, high-yield (including lower rated) and foreign fixed income securities. The Balanced Portfolio uses a flexible approach to selecting investments and is not limited by an underlying fund’s investment style (such as growth or value), its market capitalization range (such as small, middle or large capitalization companies) or any specific average weighted maturity range (such as short-term, intermediate-term or long-term fixed income securities).
The Balanced Portfolio will maintain at least 25% of its assets in fixed income investments by selecting underlying funds that invest in such securities.
Principal Investment Risks.
Management Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Portfolio invests may prove to be incorrect and there is no guarantee that underlying funds will perform as anticipated. The value of an underlying funds can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.
Equity Risk.  Overall stock market risks may affect the value of the Portfolio.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. When the value of an underlying fund decreases, the Portfolio’s value decreases.
Market Capitalization Risk. Investment companies may be categorized as having a small, middle, or large capitalization market value. The underlying funds in which the Portfolio invests, as well as the Portfolio itself, may invest in small and mid-capitalization companies, which generally have higher potential risks than large capitalization companies. Small and mid-capitalization companies may be more volatile than, and fluctuate independently of, broad stock market indices such as the S&P 500® Composite Index.
Investment Company and ETF Risk.  Investments by the Portfolio in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Portfolio.  The Portfolios’ Management has no control over the managers or investments of underlying funds.  In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs, referred to as Acquired Fund Fees and Expenses as shown in the Annual Fund Operating Expenses table.
Foreign Investing Risk.  The Portfolio may utilize global macro investment strategies by investing in investment companies that invest primarily in foreign securities.  Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors. If an underlying fund invests primarily in a particular country or region, it may be adversely affected by the above factors or events particular to that country or region.
Emerging Market Securities Risk. The Portfolio may invest in investment companies that invest in foreign securities issued by companies located in developing or emerging countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.
Currency Risk. The Portfolio may invest in foreign securities or take a thematic approach that forecasts a change in the valuation of the U.S. Dollar and as a result would expose the Portfolio to currency risk which is also commonly referred to as exchange rate risk.  Exchange rate risk arises when there is a change in the price of one currency in relation to another.  For example, if the Japanese Yen appreciates relative to the U.S. Dollar, an investment denominated in the Yen will be impacted by both the return of the underlying investment as well as the Yen’s appreciation versus the U.S. Dollar.
Fixed Income Risk. The Portfolio invests in investment companies that invest in fixed income securities such as debt securities. Debt securities will increase or decrease in value based on changes in interest rates, among other factors. The Portfolio will also be subject to credit risk if investing in distressed securities, such as high-yield or lower-rated securities. Certain debt securities may be subject to maturity risk. More information about these risks is provided below:
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Interest Rate Risk. Fixed income securities, such as debt securities, may not make regular interest payments, but instead may be sold at a discount to the principal amount that is paid at maturity.  Some securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. If interest rates increase, the value of the Portfolio’s fixed income securities generally declines. On the other hand, if interest rates fall, the value of the fixed income securities generally increases.

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Credit / High-Yield Risk.  The Portfolio is subject to credit risk.  The Portfolio may lose money if the issuer of a fixed income security or distressed security cannot meet its financial obligations or goes bankrupt.  Distressed securities, such as high-yield, lower-rated debt securities (i.e. “junk bonds”) are considered to be more speculative than higher quality fixed income securities.  Distressed securities are more susceptible to credit risk than investment-grade securities, which may be especially true during periods of economic uncertainty or during economic downturns.

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Maturity Risk.  Generally, the longer the time until maturity, the more sensitive the price of a fixed income security is to changes in interest rates. Further, the net asset value ("NAV") of a fund that holds debt securities with a longer average maturity may fluctuate more than the NAV of a fund that holds debt securities with a shorter average maturity.

Convertible Securities Risk.  The Portfolio may invest in investment companies that invest in convertible securities.  Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a pre-determined price (the conversion price) into the common stock of the issuer. The market values of convertible securities and other debt securities tend to fall when prevailing interest rates rise. The values of convertible securities also tend to change whenever the market value of the underlying common or preferred stock fluctuates.
Performance.
The bar chart and table below show how the Portfolio has performed in the past and provides some indication of the risks of investing in the Portfolio. The table shows how the performance of the Portfolio has varied from year to year as compared to broader indices measuring market performance.  Past performance (before and after taxes) may not indicate how well a Portfolio will perform in the future.  Updated performance information can be found on our Website at http://www.newcenturyportfolios.com or by calling us toll-free at (888) 639-0102.
The Blended Index shown below is an unmanaged, hybrid index comprised of 60% of the S&P 500® Composite Index and 40% of the Barclays Capital U.S. Intermediate Government/Credit Bond Index.  The Blended Index, which consists of a mixture of both equity securities and fixed income securities, provides an appropriate comparison to the Portfolio’s blend of securities and is more closely aligned with the Portfolio’s investment objectives.
Average Annual Total Returns, years ended 12/31
During the periods shown in the bar chart, the highest return for a calendar quarter was 11.00% (2Q ‘09) and the lowest return for a calendar quarter was –11.92% (4Q ‘08).

Average Annual Total Returns
(For the periods ended December 31, 2011)
	1 Year	5 Years	10 Years
Return Before Taxes	-0.55%	0.58%	3.45%
Return After Taxes on Distributions	-0.84%	0.03%	2.95%
Return After Taxes on Distributions and Sale of Portfolio Shares	-0.19%	0.34%	2.79%
S&P 500® Composite Index (reflects no deduction of fees, expenses and taxes)	2.11%	-0.25%	2.92%
Barclays Capital U.S. Intermediate Government/Credit Bond Index (reflects no deduction of fees, expenses or taxes)	5.80%	5.88%	5.20%
Blended Index (60% S&P 500® Composite Index and 40% Barclays Capital U.S. Intermediate Government/Credit Bond Index) (reflects no deduction of fees, expenses or taxes)	3. 86%	2.61%	4.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns shown are not relevant for shareholders who hold Portfolio shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management.
Investment Adviser.
Weston Financial Group, Inc.
Portfolio Management Team.
Wayne M. Grzecki
Portfolio Manager Since 1995
Susan K. Arnold
Portfolio Manager Since 2011
Assistant Portfolio Manager 1998 to 2011
Andre M. Fernandes
Portfolio Manager Since 2011
Assistant Portfolio Manager 2002 to 2011
William F. LeFavor
Assistant Portfolio Manager Since 2012
Analyst Since 2011

For important information about the purchase and sale of portfolio shares, tax information, and payments to broker-dealers and other financial intermediaries, please refer to section heading Summary of Other Important Information Regarding Portfolio Shares on page 23.

New Century Opportunistic Portfolio
Investment Objective.
The investment objective of the Opportunistic Portfolio is to provide capital growth, without regard to current income, while managing risk.
Portfolio Fees and Expenses.
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fees (Imposed only if redemption occurs within 30 days of initial purchase, applied as a percentage of amount redeemed)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.66%
Acquired Fund Fees and Expenses	0.46%
Total Annual Fund Operating Expenses 1	2.37%
Less Fee Waiver and/or Expense Reimbursement 2	0.41%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.96%
1 Total annual fund operating expenses do not correlate with the ratio of expenses to average net assets in the Financial Highlights section of the Prospectus, which reflects the operating expenses of each Portfolio and does not include Acquired Fund Fees and Expenses.

2 The Adviser has contractually agreed to reduce its fees and expenses in order to limit the total annual fund operating expenses of the Fund (excluding Acquired Fund fees and expenses, interest, taxes, and extraordinary expenses) to an annual rate of 1.50% of the Fund’s average net assets. This fee waiver and expense limitation agreement is in effect through March 1, 2013, and is re-evaluated on an annual basis. To the extent the Adviser waives its fees and/or absorbs expenses to satisfy the cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the 1.50% expense cap. This fee waiver may be terminated prior to March 1, 2013 only with the consent of the Fund’s Board of Trustees.

Expense Example.
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$199	$700	$1,228	$2,675

Portfolio Turnover.
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the portfolio turnover rate for this Portfolio was 24% of the average value of its Portfolio.
Principal Investment Strategies.
The Opportunistic Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including ETFs, that emphasize investments in equity securities such as common stocks, preferred stocks or securities convertible into stocks (domestic and foreign), in fixed income securities that seek appreciation such as high-yield, lower rated debt securities (domestic or foreign), or in other registered investment companies that seek to achieve growth.
The Opportunistic Portfolio will select for its portfolio investment companies that seek to achieve above-average growth through investment in equity securities of companies expected to appreciate as a result of growing or strong earnings, or the growth or advancement of the company’s business, products, etc.  For example, the portion of the Opportunistic Portfolio that is invested in equity securities may be invested in investment companies that focus on capital appreciation, aggressive growth, growth, growth and income, equity income, small-capitalization, medium-capitalization and foreign equities.  The Opportunistic Portfolio may also invest in an investment company that seeks appreciation by investing in a portfolio of debt securities, including high-yield, lower rated debt securities or a portfolio of equity securities that is concentrated in a particular industry or style sector.  The Opportunistic Portfolio uses a flexible approach to selecting investments and is not limited by an underlying fund’s investment style (such as growth or value), its market capitalization range (such as small, middle or large capitalization companies) or any specific average weighted maturity range (such as short-term, intermediate-term or long-term fixed income securities).
Principal Investment Risks.
Management Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Portfolio invests may prove to be incorrect and there is no guarantee that underlying funds will perform as anticipated. The value of an underlying fund can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.
Equity Risk.  Overall stock market risks may affect the value of the Portfolio.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. When the value of the underlying fund decreases, your investment in the Portfolio decreases.
Market Capitalization Risk.  Investment companies may be categorized as having a small, medium, or large capitalization market value. The underlying funds in which the Portfolio invests, as well as the Portfolio itself, may invest in small and mid-capitalization companies, which generally have higher potential risks than large capitalization companies. Small and mid-capitalization companies may be more volatile than, and fluctuate independently of, broad stock market indices such as the S&P 500® Composite Index.
Investment Company and ETF Risk.  Investments by the Portfolio in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Portfolio.  The Portfolios’ Management has no control over the managers or investments of underlying funds.  In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs, referred to as Acquired Fund Fees and Expenses as shown in the Annual Fund Operating Expenses table.
Foreign Investing Risk.  The Portfolio may utilize global macro investment strategies by investing in investment companies that invest primarily in foreign securities.  Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors. If an underlying fund invests primarily in a particular country or region, it may be adversely affected by the above factors or events particular to that country or region.
Emerging Market Securities Risk. The Portfolio may invest in investment companies that invest in foreign securities issued by companies located in developing or emerging countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.
Currency Risk. The Portfolio may invest in foreign securities or take a thematic approach that forecasts a change in the valuation of the U.S. Dollar and as a result would expose the Portfolio to currency risk which is also commonly referred to as exchange rate risk.  Exchange rate risk arises when there is a change in the price of one currency in relation to another.  For example, if the Japanese Yen appreciates relative to the U.S. Dollar, an investment denominated in the Yen will be impacted by both the return of the underlying investment as well as the Yen’s appreciation versus the U.S. Dollar.
Credit / High-Yield Risk.  The Portfolio is subject to credit risk.  The Portfolio may lose money if the issuer of a fixed income security or distressed security cannot meet its financial obligations or goes bankrupt.  Distressed securities, such as high-yield, lower-rated debt securities (i.e. “junk bonds”) are considered to be more speculative than higher quality fixed income securities. Distressed securities are more susceptible to credit risk than investment-grade securities, which may be especially true during periods of economic uncertainty or during economic downturns.
Diversification.  Some of the underlying funds in which the Portfolio may invest are classified as non-diversified funds for purposes of the Investment Company Act of 1940, as amended.  This means that the underlying fund may invest a larger portion of its assets in a small number of securities.  This may cause the market action of the underlying fund’s larger security positions to have a greater impact on the fund’s net asset value per share, which could lead to increased volatility.
Performance.
The bar chart and table below show how the Portfolio has performed in the past and provides some indication of the risks of investing in the Portfolio. The table shows how the performance of the Portfolio has varied from year to year as compared to broader indices measuring market performance. Past performance (before and after taxes) may not indicate how well a Portfolio will perform in the future. Updated performance information can be found on our Website at http://www.newcenturyportfolios.com or by calling us toll-free at (888) 639-0102.

The Russell 3000® Growth Index, as shown below, is an appropriate comparison to the Portfolio as it represents the performance of the 3000 largest U.S. companies, which tend to have higher price-to-book ratios and higher forecasted growth values.  The Russell 3000® Growth Index was adopted to better track the historical relative volatility of the Portfolio as compared to the S&P 500® Composite Index.  Further, the Russell 3000® Growth Index is a closer representation to the Portfolio’s diversified investment objective.
Average Annual Total Returns, years ended 12/31

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.18% (2Q ‘03) and the lowest return for a calendar quarter was –20.16% (3Q ‘02).
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 Year	5 Years	10 Years
Return Before Taxes	-4.52%	0.44%	2.42%
Return After Taxes on Distributions	-4.52%	0.33%	2.36%
Return After Taxes on Distributions and Sale of Portfolio Shares	-2.94%	0.39%	2.09%
S&P 500® Composite Index (reflects no deduction of fees, expenses or taxes)	2.11%	-0.25%	2.92%
Russell 3000® Growth Index (reflects no deduction of fees, expenses or taxes)	2.18%	2.46%	2.74%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns shown are not relevant for shareholders who hold Portfolio shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management.
Investment Adviser.
Weston Financial Group, Inc.

Portfolio Management Team.
Wayne M. Grzecki	Susan K. Arnold
Portfolio Manager Since Inception in 2000	Portfolio Manager Since 2011
Assistant Portfolio Manager 2000 to 2011

Andre M. Fernandes	William F. LeFavor
Portfolio Manager Since 2011	Assistant Portfolio Manager Since 2012
Assistant Portfolio Manager 2002 to 2011

For important information about the purchase and sale of portfolio shares, tax information, and payments to broker-dealers and other financial intermediaries, please refer to section heading Summary of Other Important Information Regarding Portfolio Shares on page 23.

NEW CENTURY INTERNATIONAL PORTFOLIO
Investment Objective.
The investment objective of the International Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk.
Portfolio Fees and Expenses.
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fees (Imposed only if redemption occurs within 30 days of initial purchase, applied as a percentage of amount redeemed)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	0.23%
Other Expenses	0.23%
Acquired Fund Fees and Expenses	0.65%
Total Annual Fund Operating Expenses 1	2.11%
1 Total annual fund operating expenses do not correlate with the ratio of expenses to average net assets in the Financial Highlights section of the Prospectus, which reflects the operating expenses of each Portfolio and does not include Acquired Fund Fees and Expenses.

Expense Example.
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$214	$661	$1,134	$2,441

Portfolio Turnover.
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the portfolio turnover rate for this Portfolio was 13% of the average value of its Portfolio.

Principal Investment Strategies.
The International Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including ETFs, which emphasize investments in equities such as common stocks, preferred stocks or securities convertible into stocks, but with a focus on securities in foreign and emerging markets, and with less emphasis on securities in domestic markets.
The International Portfolio will select for its portfolio investment companies that emphasize investment in securities of issuers that are located outside the U.S. The International Portfolio, through its investments in underlying funds, will have exposure to the securities of issuers located in at least three different countries outside of the U.S.  The International Portfolio will select investment companies with investment strategies that may benefit from growing markets, new products, increasing market share, growth of dividends, interest, or other income.  In selecting such investment companies, the International Portfolio may consider the opportunity for such an investment company to produce current income through its investments.
The International Portfolio will diversify its equity investments by investing primarily in investment companies that focus on different segments of the foreign and domestic equity markets.  For example, the portion of the International Portfolio that is invested in equities may be invested in investment companies that emphasize growth, growth and income, equity income, small-capitalization and aggressive equities.  “Small-capitalization” refers to underlying funds that invest in the securities of issuers with a total market capitalization of less than $1 billion.  The International Portfolio may also invest in investment companies that focus on different segments of the foreign and domestic debt markets.
As a general rule, the underlying funds in which the International Portfolio invests in will invest at least 65%, and may invest up to 100%, of their assets in securities of foreign issuers.
Principal Investment Risks.
Management Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Portfolio invests may prove to be incorrect and there is no guarantee that underlying funds will perform as anticipated. The value of an underlying fund can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.
Equity Risk.  Overall stock market risks may affect the value of the Portfolio.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. When the value of an underlying fund decreases, the Portfolio’s value decreases.
Market Capitalization Risk.  Investment companies may be categorized as having a small, medium, or large capitalization market value. The underlying funds in which the Portfolio invests, as well as the Portfolio itself, may invest in small and mid-capitalization companies, which generally have higher potential risks than large capitalization companies. Small and mid-capitalization companies may be more volatile than, and fluctuate independently of, broad stock market indices such as the S&P 500® Composite Index.
Investment Company and ETF Risk.  Investments by the Portfolio in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Portfolio. The Portfolios’ Management has no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs, referred to as Acquired Fund Fees and Expenses as shown in the Annual Fund Operating Expenses table.
Foreign Investing Risk. The Portfolio may utilize global macro investment strategies by investing in investment companies that invest primarily in foreign securities.  Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors. The Portfolio will primarily invest in international mutual funds that invest predominantly in foreign securities.  The foreign securities in which an underlying fund may invest can include securities from emerging markets and securities located within a particular country or region. If an underlying fund invests primarily in a particular country or region, it may be adversely affected by the above factors or events particular to that country or region.
Emerging Market Securities Risk. The Portfolio may invest in investment companies that invest primarily in foreign securities issued by companies located in developing or emerging countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.
Currency Risk. The Portfolio may invest in foreign securities or take a thematic approach that forecasts a change in the valuation of the U.S. Dollar and as a result would expose the Portfolio to currency risk which is also commonly referred to as exchange rate risk.  Exchange rate risk arises when there is a change in the price of one currency in relation to another.  For example, if the Japanese Yen appreciates relative to the U.S. Dollar, an investment denominated in the Yen will be impacted by both the return of the underlying investment as well as the Yen’s appreciation versus the U.S. Dollar.
Performance.
The bar chart and table below show how the Portfolio has performed in the past and provides some indication of the risks of investing in the Portfolio. The table shows how the performance of the Portfolio has varied from year to year as compared to broader indices measuring market performance. Past performance (before and after taxes) may not indicate how well a Portfolio will perform in the future.  Updated performance information can be found on our Website at http://www.newcenturyportfolios.com or by calling us toll-free at (888) 639-0102.
The MSCI EAFE Index, as shown below, is an appropriate comparison to the Portfolio since it is a widely recognized benchmark of the world’s stock market, excluding the United States. Further, the MSCI EAFE Index coincides closely to the Portfolio’s investment objective of capital growth through exposure to foreign markets.

Average Annual Total Returns, years ended 12/31

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.56% (2Q ‘09) and the lowest return for a calendar quarter was –21.52% (3Q ‘11).
Average Annual Total Returns
(For the periods ended December 31, 2011)
	1 Year	5 Years	10 Years
Return Before Taxes	-14.74%	-2.78%	6.61%
Return After Taxes on Distributions	-14.84%	-2.99%	6.37%
Return After Taxes on Distributions and Sale of Portfolio Shares	-9.45%	-2.31%	5.84%
S&P 500® Composite Index (reflects no deduction of fees, expenses or taxes)	2.11%	-0.25%	2.92%
MSCI EAFE Index (reflects no deduction of fees, expenses or taxes)	-12.14%	-4.72%	4.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns shown are not relevant for shareholders who hold Portfolio shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Portfolio Management.
Investment Adviser.
Weston Financial Group, Inc.
Portfolio Management Team.
Wayne M. Grzecki	Susan K. Arnold
Portfolio Manager Since Inception in 2000	Portfolio Manager Since 2011
Assistant Portfolio Manager 2000 to 2011

Andre M. Fernandes	William F. LeFavor
Portfolio Manager Since 2011	Assistant Portfolio Manager Since 2012
Assistant Portfolio Manager 2002 to 2011

For important information about the purchase and sale of portfolio shares, tax information, and payments to broker-dealers and other financial intermediaries, please refer to section heading Summary of Other Important Information Regarding Portfolio Shares on page 23.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
Investment Objective.
The investment objective of the Alternative Strategies Portfolio is to provide long-term capital appreciation, with a secondary objective to earn income, while managing risk.
Portfolio Fees and Expenses.
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fees (Imposed only if redemption occurs within 30 days of initial purchase, applied as a percentage of amount redeemed)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	0.16%
Other Expenses	0.18%
Acquired Fund Fees and Expenses	1.19%
Total Annual Fund Operating Expenses 1	2.28%
1 Total annual fund operating expenses do not correlate with the ratio of expenses to average net assets in the Financial Highlights section of the Prospectus, which reflects the operating expenses of each Portfolio and does not include Acquired Fund Fees and Expenses.

Expense Example.
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$232	$716	$1,226	$2,626

Portfolio Turnover.
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the portfolio turnover rate for this Portfolio was 31% of the average value of its Portfolio.

Principal Investment Strategies.
The Alternative Strategies Portfolio seeks to achieve these objectives by investing primarily in shares of registered investment companies, including ETFs, and closed-end funds.  The investment companies that the Alternative Strategies Portfolio will invest in are those that emphasize alternative strategies and which have low correlations to the securities in the S&P 500® Composite Index, such as funds that sell equity securities long and short, employ global macro investment strategies, employ asset allocation strategies, employ merger arbitrage and convertible arbitrage strategies, option-hedged and managed futures strategies, invest in distressed securities, invest in the natural resources sector and invest in real estate investment trusts (“REITs”).
In addition to employing alternative strategies such as those described above, the underlying funds invest in equities such as common stocks, preferred stocks, securities convertible into stocks (domestic and foreign) or underlying funds that short stocks; in fixed income securities such as fixed rate debt, variable rate debt or high-yield, lower rated debt instruments (domestic and foreign); in exchange traded notes; structured notes; or in a composite of the aforementioned securities.  The Alternative Strategies Portfolio uses a flexible approach to selecting investments and is not limited by an underlying fund’s investment style (such as growth or value), its market capitalization range (such as small, middle or large capitalization companies) or any specific average weighted maturity range (such as short-term, intermediate-term or long-term fixed income securities).
Principal Investment Risks.
Management Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Portfolio invests may prove to be incorrect and there is no guarantee that underlying funds will perform as anticipated. The value of an underlying fund can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.
Investment Company, Closed-End Fund and ETF Risk.  Investments by the Portfolio in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Portfolio. The Portfolios’ Management has no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to NAV, which may affect the Portfolio’s ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs, called Acquired Fund fees and expenses as shown in the Annual Fund Operating Expenses table.
Foreign Investing Risk.  The Portfolio may utilize global macro investment strategies by investing in investment companies that invest primarily in foreign securities.  Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors.  If an underlying fund invests primarily in a particular country or region, it may be adversely affected by the above factors or events particular to that country or region.
Emerging Market Securities Risk. The Portfolio may invest in investment companies that invest in foreign securities issued by companies located in developing or emerging countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.
Currency Risk. The Portfolio may invest in foreign securities or take a thematic approach that forecasts a change in the valuation of the U.S. Dollar and as a result would expose the Portfolio to currency risk which is also commonly referred to as exchange rate risk.  Exchange rate risk arises when there is a change in the price of one currency in relation to another. For example, if the Japanese Yen appreciates relative to the U.S. Dollar, an investment denominated in the Yen will be impacted by both the return of the underlying investment as well as the Yen’s appreciation versus the U.S. Dollar.
Long/Short Selling Risk.  The Portfolio may invest in underlying funds that take long and short positions in different securities, and may invest in such underlying funds as a part of its principal investment strategy.  There are risks involved with selling securities short.  The underlying fund may not always be able to borrow the security or close out a short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover short positions.  The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  The underlying fund may be required to pay a premium, dividend or interest.
Convertible Securities Risk.  The Portfolio may invest in investment companies that invest in convertible securities.  Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a pre-determined price (the conversion price) into the common stock of the issuer. The market values of convertible securities and other debt securities tend to fall when prevailing interest rates rise. The values of convertible securities also tend to change whenever the market value of the underlying common or preferred stock fluctuates.
Merger Arbitrage Risk.  The Alternative Strategies Portfolio may invest in underlying funds that use a merger arbitrage investment strategy.  The principal risk involved with merger arbitrage investments is the possibility that proposed reorganizations may be renegotiated or terminated, which could result in a loss.
Natural Resources Risk.  The Portfolio may invest in investment companies that invest primarily in the natural resources sector, and may invest in such underlying funds as a part of its principal investment strategy.  The values of natural resources are affected by numerous factors including events occurring in nature and international politics.  For example, events in nature, such as earthquakes or fires in prime resource areas, and political events, such as coups or military confrontations, can affect the overall supply of a natural resource and thereby affect the value of companies involved in that natural resource.
Fixed Income Risk. The Portfolio invests in investment companies that invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates; will be subject to credit risk if investing in distressed securities, such as high-yield or lower-rated securities. Certain debt securities may be subject to maturity risk. Fixed income securities subject the Portfolio to additional risks as noted below:
›
Interest Rate Risk. Fixed income securities, such as debt securities, may not make regular interest payments, but instead are sold at a discount to the principal amount that is paid at maturity.  Some securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. If interest rates increase, the value of the Portfolio’s fixed income securities generally declines. On the other hand, if interest rates fall, the value of the fixed income securities generally increases.

›
Maturity Risk.  Generally, the longer the time until maturity, the more sensitive the price of a fixed income security is to interest rate changes. Further, the net asset value ("NAV") of a fund that holds debt securities with a longer average maturity may fluctuate more than the NAV of a fund that holds debt securities with a shorter average maturity.

›
Credit / High-Yield Risk.  The Portfolio is subject to credit risk.  The Portfolio may lose money if the issuer of a fixed income security or distressed security cannot meet its financial obligations or goes bankrupt.  Distressed securities, such as high-yield, lower-rated debt securities (i.e. “junk bonds”) are considered to be more speculative than higher quality fixed income securities.  Distressed securities are more susceptible to credit risk than investment-grade securities, which may be especially true during periods of economic uncertainty or during economic downturns.

›
Distressed Companies Risk: The Portfolio may invest in investment companies concentrated in distressed companies. Distressed companies are those that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. The risk associated with investing in distressed companies is that a merger or other restructuring, or a tender or exchange offer, that was proposed or pending at the time the Fund invested in the distressed company may not be executed with the terms or within the time frame anticipated, resulting in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Futures and Options Risk. The Portfolio may invest in investment companies invested in managed futures and options. An underlying fund may use derivatives such as options on stock or bond indices, financial and currency futures contracts and related options, and currency options.  There is no guarantee such strategies will work. An underlying fund’s use of derivates may magnify losses on those investments, as well as risk to that fund that it would not have been subject to if it invested directly in securities, commodities or currencies underlying those derivatives. In addition, exposure to commodity markets may subject the fund to greater volatility than investments in traditional securities.
Real Estate Risk.  REITs, although not direct investments in real estate, are subject to the risks associated with investing in real estate. The value of these securities will rise and fall in response to many factors including economic conditions, the demand for rental property and changes in interest rates.  The Portfolio is currently authorized to invest up to 5% of its total assets directly in REITs.
Performance.
The bar chart and table below show how the Portfolio has performed in the past and provides some indication of the risks of investing in the Portfolio. The table shows how the performance of the Portfolio has varied from year to year as compared to broader indices measuring market performance. Past performance (before and after taxes) may not indicate how well a Portfolio will perform in the future.  Updated performance information can be found on our Website at http://www.newcenturyportfolios.com or by calling us toll-free at (888) 639-0102.
The Hedge Fund Research, Inc. Fund of Funds Diversified Index (“HFRI”) shown below is an equally weighted performance index of hedge fund of funds which invest in a variety of strategies among multiple managers.   The HFRI Index is a better comparison than the Blended Index since the Portfolio invests in multiple mutual funds, ETFs and structured notes within nine investment categories similar to those utilized in hedge funds.

Average Annual Total Returns, years ended 12/31

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.34% (2Q ‘09) and the lowest return for a calendar quarter was –13.31% (4Q ‘08).
Average Annual Total Returns
(For the periods ended December 31, 2011)
	1 Year	5 Years	Since Inception on 5/1/02
Return Before Taxes	-3.88%	0.36%	4.32%
Return After Taxes on Distributions	-4.24%	-0.25%	3.59%
Return After Taxes on Distributions and Sale of Portfolio Shares	-2.39%	0.05%	3.42%
S&P 500® Composite Index (reflects no deduction of fees, expenses or taxes)	2.11%	-0.25%	3.57%
Barclays Capital U.S. Intermediate Government/Credit Bond Index (reflects no deduction of fees, expenses or taxes)	5.80%	5.88%	5.23%
Hedge Fund Research, Inc. Index (reflects no deduction of fees, expenses or taxes)	-4.86%	-0.58%	3.28%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns shown are not relevant for shareholders who hold Portfolio shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management.
Investment Adviser.
Weston Financial Group, Inc.

Portfolio Manager.
Ronald A. Sugameli	Matthew D. Biggar
Portfolio Manager	Assistant Portfolio Manager Since August 2011
Since Inception in 2002

Ronald D. Halterman
Assistant Portfolio Manager Since August 2011

For important information about the purchase and sale of portfolio shares, tax information, and payments to broker-dealers and other financial intermediaries, please refer to section heading Summary of Other Important Information Regarding Portfolio Shares on page 23.

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PORTFOLIO SHARES
Purchase and Sale of Portfolio Shares.
The minimum initial and subsequent investment amounts for various types of accounts offered by the Portfolios are shown below.
Type of Account	Minimum Initial Investment	Subsequent Investment
Individual/Joint	$1,000	None
Trust/Corporate/Partnership/Other	$1,000	None
Gift/Transfer to Minor	$1,000	None
Automatic Investment Plan	$500	$50
Systematic Withdrawal Plan	$1,000	None
Traditional/Roth/Simple/SEP IRA	$500	None

Investors may purchase or redeem Portfolio shares on any business day by written request, wire transfer, telephone, or through a financial intermediary.  You may conduct such transactions by mail (New Century Portfolios, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707), by wire, or by telephone at (888) 264-8578.  Purchase and redemptions by telephone are only permitted if you previously established telephone privileges for your account.
Tax Information.
The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing though a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  In such tax-deferred arrangements, distributions will be taxed as ordinary income or capital gains at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries.
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Portfolio and/or its Distributor may pay the intermediary a fee to compensate it for the services it provides, which may include performing sub-accounting services, delivering Portfolio documents to shareholders and providing information about the Portfolio.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

PORTFOLIO DETAILS
An Introduction to Funds of Funds
New Century Portfolios (the “Trust”) is a family of funds that invest in other unaffiliated investment companies.  With one purchase, an investor can invest in an actively managed Portfolio of investment companies that are not limited to any one family of funds.  Each Portfolio retains the right; when the Adviser deems it appropriate, to invest directly in individual securities.  The Adviser will not invest directly in individual securities without the prior approval of the Board of Trustees of the Trust.  Each Portfolio’s objective, and its policy to concentrate primarily in shares of other registered investment companies, cannot be changed without approval by the shareholders of the Portfolio.
The Objectives, Principal Investment Strategies and
Policies of the Portfolios
New Century Capital Portfolio
Investment Objective.  The investment objective of the Capital Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk.
Principal Investment Strategies.  The Capital Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including ETFs, that emphasize investments in equity securities such as common stocks, preferred stocks or securities convertible into stocks (domestic and foreign).
The Capital Portfolio will diversify its equity investments by investing primarily in investment companies that focus on different segments of the equity markets.  For example, the Capital Portfolio may be invested in investment companies that emphasize growth, growth and income, equity income, small-capitalization, aggressive, and foreign equities.  The Capital Portfolio uses a flexible approach to selecting investments and is not limited by an underlying fund’s investment style (such as growth or value) or its market capitalization range (such as small, middle or large capitalization companies).
New Century Balanced Portfolio
Investment Objective.  The investment objective of the Balanced Portfolio is to provide income, with a secondary objective to provide capital growth, while managing risk.
Principal Investment Strategies.  The Balanced Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including ETFs, that emphasize investments in equity securities such as common stocks, preferred stocks or securities convertible into stocks (domestic and foreign), that are economically tied to any countries or markets throughout the world, including those of companies economically tied to emerging markets, fixed income securities such as fixed rate debt, variable rate debt or high-yield, lower rated debt instruments (domestic and foreign), or in a composite of such securities.
The Balanced Portfolio will use a variety of investment techniques designed to generate dividends (including dividends of funds in which the Balanced Portfolio invests that are derived from interest), interest, and other income.  The Balanced Portfolio will diversify its equity and fixed income investments by investing primarily in investment companies that focus on different segments of the equity and fixed income markets.  For example, the portion of the Balanced Portfolio that is invested in equities may be invested in investment companies that emphasize growth, growth and income, equity income, small-

capitalization and foreign equities.  The portion of the Balanced Portfolio that is invested in fixed income securities may be invested in investment companies that emphasize domestic, high-yield (including lower rated) and foreign fixed income securities.  The Balanced Portfolio uses a flexible approach to selecting investments and is not limited by an underlying fund’s investment style (such as growth or value), its market capitalization range (such as small, middle or large capitalization companies) or any specific average weighted maturity range (such as short-term, intermediate-term or long-term fixed income securities).
The Balanced Portfolio will maintain at least 25% of its assets in fixed income investments by selecting underlying funds that invest in such securities.
New Century Opportunistic Portfolio
Investment Objective.  The investment objective of the Opportunistic Portfolio is to provide capital growth, without regard to current income, while managing risk.
Principal Investment Strategies.  The Opportunistic Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including ETFs, that emphasize investments in equity securities such as common stocks, preferred stocks or securities convertible into stocks (domestic and foreign), in fixed income securities that seek appreciation such as high-yield, lower rated debt securities (domestic or foreign), or in other registered investment companies that seek to achieve growth.
The Opportunistic Portfolio will select for its portfolio investment companies that seek to achieve above-average growth through investment in equity securities of companies expected to appreciate as a result of growing or strong earnings, or the growth or advancement of the company’s business, products, etc.  For example, the portion of the Opportunistic Portfolio that is invested in equity securities may be invested in investment companies that focus on capital appreciation, aggressive growth, growth, growth and income, equity income, small-capitalization, medium-capitalization and foreign equities.  The Opportunistic Portfolio may also invest in an investment company that seeks appreciation by investing in a portfolio of debt securities, including high-yield, lower rated debt securities or a portfolio of equity securities that is concentrated in a particular industry or style sector.  The Opportunistic Portfolio uses a flexible approach to selecting investments and is not limited by an underlying fund’s investment style (such as growth or value), its market capitalization range (such as small, middle or large capitalization companies) or any specific average weighted maturity range (such as short-term, intermediate-term or long-term fixed income securities).
New Century International Portfolio
Investment Objective.  The investment objective of the International Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk.
Principal Investment Strategies.  The International Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including ETFs that emphasize investments in equities such as common stocks, preferred stocks or securities convertible into stocks, but with a focus on securities in foreign and emerging markets, and with less emphasis on securities in domestic markets.
The International Portfolio will select for its portfolio investment companies that emphasize investment in securities of issuers that are located outside the U.S.  The International Portfolio, through its investments in underlying funds, will have exposure to the securities of issuers located in at least three different countries outside of the U.S.  The International Portfolio will select investment companies that invest in companies that may benefit from growing markets, new products, increasing market share, growth of dividends, interest, or other income.  In selecting such investment companies, the International Portfolio may consider the opportunity for such an investment company to produce current income through its investments.
The International Portfolio will diversify its equity investments by investing primarily in investment companies that focus on different segments of the foreign and domestic equity markets.  For example, the portion of the International Portfolio that is invested in equities may be invested in investment companies that emphasize growth, growth and income, equity income, small-capitalization and aggressive equities.  “Small-capitalization” refers to underlying funds that invest in the securities of issuers with a total market capitalization of less than $1 billion.  The International Portfolio may also invest in investment companies that focus on different segments of the foreign and domestic debt markets.
As a general rule, the underlying funds in which the International Portfolio invests in will invest at least 65%, and may invest up to 100%, of their assets in securities of foreign issuers.
New Century Alternative Strategies Portfolio
Investment Objective.  The investment objective of the Alternative Strategies Portfolio is to provide long-term capital appreciation, with a secondary objective to earn income, while managing risk.
Principal Investment Strategies.  The Alternative Strategies Portfolio seeks to achieve these objectives by investing primarily in shares of registered investment companies, including ETFs and closed-end funds. The investment companies that the Alternative Strategies Portfolio will invest in are those that emphasize alternative strategies and which have low correlations to the securities in the S&P 500® Composite Index, such as funds that: sell equity securities long and short, employ global macro investment strategies, employ asset allocation strategies, employ merger arbitrage and convertible arbitrage strategies, invest in distressed securities, invest in the natural resources sector and invest in real estate investment trusts (“REITs”).
In addition to employing alternative strategies such as those described above, the underlying funds invest: in equities such as common stocks, preferred stocks or securities convertible into stocks (domestic and foreign); in fixed income securities such as fixed rate debt, variable rate debt or high-yield, lower rated debt instruments (domestic and foreign); or in a composite of such securities.  The Alternative Strategies Portfolio uses a flexible approach to selecting investments and is not limited by an underlying fund’s investment style (such as growth or value), its market capitalization range (such as small, middle or large capitalization companies) or any specific average weighted maturity range (such as short-term, intermediate-term or long-term fixed income securities).
Additional Information Concerning the Principal Investment Strategies
General. Some of the underlying funds in which the Portfolios may invest can employ investment strategies such as selling equities long and short, using options, futures and options on futures.  The Portfolios may invest in investment companies that borrow to invest, known as leveraging.  The Portfolios may also invest in investment companies that concentrate in a particular industry or industry sector.  Although each Portfolio is classified as a diversified fund pursuant to the Investment Company Act of 1940, as amended, a Portfolio is permitted to invest in underlying funds that are classified as non-diversified.  The Adviser manages risk through diversification, asset allocation, and by monitoring activities of underlying funds in which the Portfolios invest.
Investments in Investment Companies and the Investment Company Industry.  The Portfolios invest primarily in securities of registered investment companies and will attempt to identify investment companies that have demonstrated superior management, better investment results, and lower historical costs and expenses; however, there can be no assurance that this result will be achieved.  Each Portfolio also is required to structure its investments in other investment company shares to comply with certain provisions of federal securities laws.  Currently, the law limits New Century Portfolios’ investment in any investment company to 3% of the total outstanding voting stock of any such issuer.  Some underlying funds may concentrate their investments in various industries or industry sectors and may use options, futures, or options on futures in their investment programs.
Investment decisions by the investment advisers of the underlying funds are made independently of the Portfolios and its Adviser.  Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund.  The result of this would be an indirect expense to a Portfolio without accomplishing any investment purpose.
The Adviser expects that it will select the investment companies in which the Portfolios invest based in part on an analysis of the past and projected performance and investment structure of the investment companies.  In addition, other factors may be considered in the selection of investment companies for the Portfolios to invest, including, but not limited to, the investment company’s size, shareholder services, liquidity, investment objective and investment techniques, etc.  Each Portfolio will be affected by any losses incurred by its underlying investment companies, and the level of risk arising from the investment practices of such investment companies (such as repurchase agreements, quality standards, or lending of securities) and has no control over the risks taken by such investment companies.
Investing in investment companies does not eliminate investment risk.  When the Adviser has identified a significant upward trend in a particular market sector, each Portfolio retains the right to invest within the ranges established for that Portfolio in investment companies that invest primarily in that particular market sector.  Such investment companies may experience greater fluctuations in value when compared to other categories of investment companies that are not invested primarily in the particular market sector selected by the Adviser.
Underlying Funds.  Each Portfolio is diversified among various asset categories, such as equity and fixed income. The underlying funds in which the Portfolios invest reflect a broad spectrum of investment opportunities including equities, fixed income, domestic, foreign and emerging markets.  The Portfolios may invest in various obligations and employ various investment techniques.  The following describes some of the most common of such obligations and techniques.
Managing Risk.  To achieve each Portfolio’s objective of managing risk, the Adviser may invest a portion of each Portfolio’s assets in those investment companies that use different versions of so-called defensive strategies to minimize risk.  These defensive strategies may include the purchase of low volatility stocks, a combination of stocks and bonds or convertible bonds, money market funds, cash and cash equivalents, as well as high dividend paying stocks.  For example, the Adviser may choose an underlying fund because it invests primarily in intermediate or short-term bonds, which are less volatile than funds emphasizing longer-term bonds.
Structured Notes.  The Portfolios may invest a portion of their assets directly in structured notes.  Structured notes are derivative investments whose value depends on, or is derived from, the value of an underlying asset.  Structured notes may be tied to the performance of individual stocks or to baskets of assets such as commodities.  Structured notes are generally corporate debt securities and are subject to similar risks such as credit risk and the loss of principal.  Many structured notes are illiquid, and subject to a Portfolio’s investment limitation on illiquid investments.  Some secondary markets may exist for certain structured notes.  A structured note carries the credit rating of its issuer and a Portfolio will only invest in structured notes issued by issuers with a credit rating of “A” or better.  Each of the Capital and Balanced Portfolios is currently authorized to invest up to 5% of its total assets directly in structured notes, and each of the Opportunistic, International and Alternative Strategies Portfolios is currently authorized to invest up to 10% of its total assets directly in structured notes.
Foreign Securities. The Portfolio may utilize global macro investment strategies by investing in investment companies that invest primarily in foreign securities.  The foreign securities in which an underlying fund may invest can include securities from emerging markets and securities located within a particular country or region. Investments in emerging markets may involve even greater risks such as immature economic structures and lesser-developed and more thinly traded securities markets.  If an underlying fund invests primarily in a particular country or region, it may be adversely affected by the above factors or events particular to that country or region.
High-Yield Securities.  The Balanced, Opportunistic, International and Alternative Strategies Portfolios may each invest in companies that invest primarily in distressed securities such as high-yield, lower-rated debt securities.  High-yield, lower-rated debt securities are commonly referred to as “junk bonds.”  High-yield, lower-rated debt securities are rated “BB” or lower by Standard & Poor’s Ratings Group, Inc., or “Ba” or lower by Moody’s Investors Service, Inc.  The value of high-yield securities is subject to greater volatility and is generally more dependent on the ability of the issuer to meet interest and principal payments, as compared to higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.
Natural Resources.  The Portfolios may invest in investment companies that invest primarily in the natural resources sector, and the Alternative Strategies Portfolio may invest in such underlying funds as a part of its principal investment strategy.  The natural resources sector includes companies engaged in the discovery, development, production or distribution of natural resources and companies that develop technologies and furnish natural resource supplies and services to those companies.  Natural resources include energy companies, such as crude oil, petroleum and natural gas companies.  This sector may also include companies that invest in precious metals such as gold bullion, and companies engaged in the production of precious metals.  The values of natural resources are affected by numerous factors including events occurring in nature and international politics.  For example, events in nature such as earthquakes or fires in prime resource areas, and political events, such as coups or military confrontations, can affect the overall supply of a natural resource and thereby affect the value of companies involved in that natural resource.
REITs.  The Portfolios may invest in investment companies that concentrate in REITs.  In addition, the Alternative Strategies Portfolio is currently authorized to invest up to 5% of its total assets directly in REITs.  REITs are equity securities that allow investors to participate in the benefits of owning income-producing real estate or mortgages on real property. REITs are subject to the cyclical nature of the real estate industry, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations on rental income.
Options, Futures and Options on Futures. An underlying fund’s successful use of options on stock or bond indices, financial and currency futures contracts and related options, and currency options will be subject to the investment manager’s ability to accurately predict movements in the direction of the securities and the currency markets generally or of a particular segment.  If a fund’s investment manager is not successful in employing such instruments in managing a fund’s investments, the fund’s performance will be worse than if it did not employ such strategies.  In addition, a fund will pay commissions and other costs in connection with such investments, which may increase the fund’s expenses and reduce the return.

In writing options on futures, a fund’s loss is potentially unlimited and may exceed the amount of the premium received.
Certain positions may be closed out only on an exchange that provides a secondary market.  There can be no assurance that a liquid secondary market will exist for any particular option, futures contract, or option thereon at any specific time.  Thus, it may not be possible to close such a position, which could adversely impact a Fund.  When trading options on foreign exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available and a secondary market may not exist.
The Investment Selection Process Used by the Portfolios.  The Adviser prescribes ranges for the percentage of investments that must be maintained within each asset category and from time to time the Adviser may reset such ranges based upon a number of macro economic factors and the relative performance of each asset category.  A category may be over- or under-weighted based upon its performance.  The relative performance and weighting of each category is monitored on an on-going basis and is adjusted periodically to manage risk and enhance performance.  The Adviser will select retail and institutional mutual funds, ETFs, or closed-end funds within the appropriate category that exhibit superior performance, consistency of investment style, acceptable levels of risk, and management tenure.  The Adviser manages investments in mutual funds that are held by a Portfolio by using screening processes and comparison methods while seeking to maximize returns at an acceptable level of risk.
Trend Analysis.  The Adviser will monitor and respond to changing economic and market conditions and then, if necessary, reallocate the assets of each Portfolio.  The Adviser uses a number of techniques to make investment decisions, one of which is trend analysis.  Trends are analyzed by using a variety of technical and fundamental indicators, such as the direction of interest rates, economic growth and various moving averages.
Additional Information on Principal Risks of Investing in the Portfolios
The main risks associated with investing in the Portfolios are described below and in the Portfolio Summaries at the beginning of this Prospectus.
Investment Companies.  The Portfolios are funds of funds which invest primarily in the shares of registered open-end and closed-end investment companies, including exchange-traded investment companies, which are commonly referred to as “ETFs.”  Thus, each Portfolio is affected by the performance of those companies.  Investing in investment companies does not eliminate investment risk.
Closed-end investment companies and ETFs trade on securities exchanges, and the market price for which such securities trade may not correspond exactly with the net asset value of the investment company. In addition, closed-end investment companies may trade infrequently, with small volume and at a discount to the net asset value, which may affect the Portfolio’s ability to sell shares of the fund at a reasonable price.  Further, ETFs which hold stocks included in a particular index and will not be able to perfectly replicate the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.
You should recognize that you may invest directly in mutual funds.  By investing in mutual funds indirectly through the Portfolios, you will bear both your proportionate share of the expenses of the Portfolios (including operating costs and investment advisory and administrative fees) and similar expenses of the underlying funds.  In addition, you will bear your proportionate share of expenses related to the distribution of a Portfolio’s shares and you also may indirectly bear expenses paid by an underlying fund for the distribution of its shares.

Allocation Risk.  In managing each Portfolio, the Adviser has the authority to select and allocate assets among underlying funds.  A Portfolio is subject to the risk that the Adviser’s decisions regarding asset classes and selection of underlying funds will not anticipate market trends successfully.
Market Capitalization.  Companies may be categorized as having a small, middle, or large capitalization market value.  The potential risks are generally higher with small and mid- capitalization companies and lower with large capitalization companies.  Therefore, investors should expect underlying funds which invest primarily in small-capitalization and mid-capitalization stocks, such as the investment companies in which the Opportunistic Portfolio may invest, to be more volatile than, and to fluctuate independently of, broad stock market indices such as the S&P 500® Composite Index.
Concentration.  Each Portfolio may invest in investment companies that concentrate in a particular industry (i.e., real estate) or industry sector (i.e., natural resources).  Investments within a single industry or sector would be affected by developments within that industry or sector.  Further, an underlying fund that concentrates its investments in a particular industry or sector is subject to greater risk than a fund that invests in a broader range of industries or sectors.  Also, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a more diversified fund.
Diversification.  Some of the underlying funds in which the Portfolios may invest are classified as non-diversified funds for purposes of the Investment Company Act of 1940, as amended.  This means that the underlying fund may invest a larger portion of its assets in a small number of securities.  This may cause the performance of the underlying fund’s larger security positions to have a greater impact on the fund’s net asset value per share, which could lead to increased volatility.
Foreign Investing.  The Portfolios may utilize global macro investment strategies by investing in investment companies that are concentrated primarily in foreign securities.  Foreign investments may be riskier than domestic investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors.  Investments in emerging markets may involve even greater risks such as immature economic structures and lesser-developed and more thinly traded securities markets.  If an underlying fund invests primarily in a particular country or region, it may be adversely affected by the above factors or events particular to that country or region.
Natural Resources.  The Portfolios may invest in investment companies that are concentrated primarily in the natural resources sector, and the Alternative Strategies Portfolio may invest in such underlying funds as a part of its principal investment strategy.  The values of natural resources are affected by numerous factors including events occurring in nature and international politics.  For example, events in nature such as earthquakes or fires in prime resource areas, and political events, such as coups or military confrontations, can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource.
REITs.  The Portfolios may invest in investment companies that concentrate in REITs.  In addition, the Alternative Strategies Portfolio is currently authorized to invest up to 5% of its total assets directly in REITs.  REITs are subject to the cyclical nature of the real estate industry, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations on rental income.
Long/Short Selling Risk.  Each Portfolio may invest in underlying funds that sell securities long or short, and the Alternative Strategies Portfolio may invest in such underlying funds as a part of its principal investment strategy.  There are risks involved with selling securities long or short.  The underlying fund may not always be able to borrow the security or close out a short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.  The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  The underlying fund may be required to pay a premium, dividend or interest.
Merger Arbitrage.  The Portfolios may invest in investment companies that engage in arbitrage techniques such as merger arbitrage, and the Alternative Strategies Portfolio may invest in such underlying funds as a part of its principal investment strategy.  Merger arbitrage involves investing in securities of companies that are, or are expected to be, involved in publicly announced mergers, takeovers or other corporate reorganizations.  Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations.  Although a variety of strategies may be employed depending upon the nature of the reorganization, the most common merger arbitrage activity involves purchasing the shares of a proposed acquisition target at a discount to their expected value upon the completion of the acquisition.
Fixed Income Investing.
Credit Risk.  The Portfolios are each subject to credit risk.  The Portfolios may lose money if the issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.  Each Portfolio, except for the Capital Portfolio, may invest in companies that invest primarily in distressed securities, such as high-yield, lower-rated debt securities.  High-yield, lower rated debt securities (i.e., “junk bonds”) are considered to be more speculative than higher quality fixed income securities.  Junk bonds are more susceptible to credit risk than investment-grade securities, which may be especially true during periods of economic uncertainty or during economic downturns.
Interest Rate Risk.  Each Portfolio is subject to interest rate risk.  The value of a Portfolio’s investments in fixed income securities is affected by interest rate movement.  The value of fixed income securities tend to fall when interest rates rise and to rise when interest rates fall.  Generally, the longer the time until maturity, the more sensitive the price of a fixed income security is to interest rate changes.
Convertible Securities.  The Portfolios may invest in underlying funds that invest in convertible securities.  Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk.  In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.  The Alternative Strategies Portfolio may invest in underlying funds that invest in convertible arbitrage securities. This strategy involves the purchase of convertible securities and the subsequent shorting of the corresponding stock.  Conversion will offset the short position.  The transaction may be profitable if the convertible security is priced incorrectly relative to the stock.
Options, Futures and Options on Futures.  An underlying fund may use derivatives such as options on stock or bond indices, financial and currency futures contracts and related options, and currency options.  There is no guarantee such strategies will work.  If a fund’s investment manager is not successful in employing such instruments in managing a fund’s investments, the fund’s performance will be worse than if it did not employ such strategies. An underlying fund’s use of derivates may magnify losses on those investments, as well as risk to that fund. There may be an imperfect correlation between the changes in market value of derivatives and the underlying asset upon which they are based. Purchased options may expire worthless. Derivative counterparties may default. There may not always be a liquid secondary market for derivative contracts. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.  In addition, exposure to commodity markets may subject the fund to greater volatility than investments in traditional securities.
Leveraging.  An underlying fund may borrow money to increase its holdings of portfolio securities.  Since a fund must maintain asset coverage of 300%, an underlying fund that leverages could be required to sell investments at an inopportune time to satisfy this requirement.  Leveraging also can exaggerate the effect of any increase or decrease in the value of portfolio securities held by that fund.  The amounts borrowed are subject to interest costs and fees that may affect the gains achieved on the investment of such borrowed funds.
Portfolio Holdings Disclosure
A description of the Trust’s policies and procedures with respect to the disclosure of each Portfolio’s securities holdings is available: (i) in the Statement of Additional Information; (ii) on the Trust’s Web site at http://www.newcenturyportfolios.com located in the “Prospectus and Reports” tab; and (iii) by calling us toll-free at (888) 639-0102.
WHO MANAGES THE PORTFOLIOS
The Investment Adviser

Weston Financial Group, Inc. (the “Adviser”), located at 100 William Street, Suite 200, Wellesley, MA 02481-3902, serves as the investment adviser to each Portfolio under separate investment advisory agreements (collectively the “Advisory Agreements”).  The Advisory Agreements provide that the Adviser will furnish continuous investment advisory and management services to the Portfolios.  The Adviser was organized in 1981 as a registered investment adviser.  On August 31, 2005, the Adviser became a wholly-owned subsidiary of The Washington Trust Company; a Rhode Island chartered trust company.  The Adviser provides investment management services to individuals and as of December 31, 2011, had approximately $1.5 billion under management.
The Adviser manages the investments of the Portfolios, subject to policies adopted by the Trust’s Board of Trustees.  The Adviser pays the salaries and fees of all officers and trustees of the Trust who are also officers, directors or employees of the Adviser.  The Trust pays the salaries and fees of all other trustees of the Trust.  For its services to the Capital, Balanced, Opportunistic and International Portfolios, the Adviser receives a fee, computed daily and payable monthly, at the annualized rate of 1.00% of each Portfolio’s average daily net assets for the first $100 million in assets and 0.75% of the net assets exceeding that amount.  For its services to the Alternative Strategies Portfolio, the Adviser receives a fee, computed daily and payable monthly, at the annualized rate of 0.75% of the Portfolio’s average daily net assets.  During the fiscal year ended October 31, 2011, the Capital Portfolio, Balanced Portfolio, Opportunistic Portfolio, International Portfolio and Alternative Strategies Portfolio paid the Adviser fees at the rate of 1.00%, 1.00%, 1.00%, 1.00% and 0.75%, respectively, of each Portfolio’s average daily net assets.
A discussion regarding the basis for the Board of Trustees’ approval of each Advisory Agreement is available in the Trust’s Annual Report to shareholders for the fiscal year ended October 31, 2011.
The Adviser also serves as the Portfolios’ administrator under an agreement with the Trust on behalf of each Portfolio (the “Administration Agreement”).  The Administration Agreement provides that the Adviser will furnish the Portfolios with office space, and with any ordinary clerical and bookkeeping services not furnished by the custodian, transfer agent or distributor.  The Board of Trustees approved the

Administration Agreement.  As compensation for its services as an administrator, the Adviser receives a certain fee each month to cover the salaries and expenses of the personnel who perform the administrative duties.
The Portfolio Managers
The Adviser analyzes investment trends and strategies for the Portfolios and continuously reviews and administers each Portfolio’s investment program, subject to the objectives specified in the Prospectus and supplemental guidelines approved by the Board of Trustees.
The New Century Capital, Balanced, Opportunistic and International Portfolios are managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Portfolios:
Wayne M. Grzecki has served as Portfolio Manager for the New Century Capital and Balanced Portfolios since 1995 and the Opportunistic and International Portfolios since their inception in 2000. Susan K. Arnold and Andre M. Fernandes have served as Portfolio Managers for the New Century Capital, Balanced, Opportunistic and International Portfolios since 2011 and previously served as Assistant Portfolio Managers of the Capital and Balanced Portfolios since 1998 and 2002, respectively, and for the Opportunistic and International Portfolios since 2000 and 2002, respectively.  Prior to 2011, Mr. Grzecki was the sole individual with the primary day-to-day management responsibility of the aforementioned Portfolios.
Wayne M. Grzecki, who has 39 years of investment experience, is a Portfolio Manager for each of the Portfolios, except for the Alternative Strategies Portfolio, and was elected as Trustee of the Trust on January 1, 2010 by the Board of Trustees, and was re-elected to that position by the Shareholders pursuant to a Special Meeting of Shareholders held on June 17, 2010.  Mr. Grzecki served as the President of the Trust from 1996 until March 2011.  In addition, Mr. Grzecki served as the President, Chief Operating Officer and Managing Director of the Adviser from 2005 to May 2011 and had served as a Senior Financial Counselor of the Adviser from 1986 to June 2011.  As noted above, he has managed the Capital Portfolio and Balanced Portfolio since 1995, the Opportunistic Portfolio and International Portfolio since their inception in 2000, and served as a Co-Manager of the Alternative Strategies Portfolio from its inception in 2002 until March of 2005.  Mr. Grzecki also previously served as the President and a Director of Weston Securities Corporation, the Trust’s principal underwriter from 2005 to 2011.
Ronald A. Sugameli became the sole Portfolio Manager for the Alternative Strategies Portfolio in March 2005 and previously served as the Co-Portfolio Manager of the Portfolio since its inception in 2002.  Mr. Sugameli has 35 years of investment experience and is a Vice President of the Trust.  Mr. Sugameli is a Managing Director, Chief Investment Officer and Secretary of the Adviser and has been a Senior Financial Counselor with the Adviser since 1984.  Mr. Sugameli is also a Vice President and Secretary of Weston Securities Corporation, the Trust’s principal underwriter.
Susan K. Arnold, who has 18 years of investment experience, is a Portfolio Manager for each of the Portfolios, except for the Alternative Strategies Portfolio and was previously an Assistant Portfolio Manager for the Capital Portfolio and Balanced Portfolio since 1998, and the Opportunistic Portfolio and International Portfolio since their inception in 2000.  Ms. Arnold is a Vice President and has been a Senior Financial Counselor with the Adviser since 1993.  Ms. Arnold is a CFP® practitioner and is also a Registered Representative of Weston Securities Corporation, the Trust’s principal underwriter.
Andre M. Fernandes, who has 12 years of investment experience, is a Portfolio Manager for each of the Portfolios, except for the Alternative Strategies Portfolio and was previously an Assistant Portfolio Manager for the Capital, Balanced, Opportunistic and International Portfolios since 2002. Mr. Fernandes is a Vice President and has been a Senior Financial Counselor of the Adviser since 2000.  Mr. Fernandes is a CFP® practitioner and also a Registered Representative of Weston Securities Corporation, the Trust’s principal underwriter.
The following individuals serve as Assistant Portfolio Managers:
William F. LeFavor became an Assistant Portfolio Manager to the New Century Capital, Balanced, Opportunistic and International Portfolios in January 2012.  Previously, he served as an Analyst to the New Century Balanced Portfolio. Mr. LeFavor is an Associate Counselor and has been with the Adviser since 2005. He is a CFP® practitioner and also earned his Master’s of Science in Financial Planning from Bentley University, graduating with Highest Distinction.  Mr. LeFavor is also a Registered Representative of Weston Securities Corporation, the Trust’s principal underwriter.
Matthew D. Biggar became an Assistant Portfolio Manager to the New Century Alternative Strategies Portfolio in August 2011.  Mr. Biggar is a Vice President and Senior Financial Counselor and has been with the Adviser since 2001. He is a CFA charter holder, as well as a CFP® practitioner and a Registered Representative of Weston Securities Corporation, the Trust’s principal underwriter.
Ronald D. Halterman became an Assistant Portfolio Manager to the New Century Alternative Strategies Portfolio in August 2011.  Previously, he served as an Analyst to the New Century Alternative Strategies Portfolio.   Mr. Halterman is a Senior Financial Associate and has been with the Adviser since 2008. He is a CFP® practitioner, has achieved the CLU® designation and is a Registered Representative of Weston Securities Corporation, the Trust’s principal underwriter
The following individuals serve as Analysts and perform research services for the New Century Capital, Balanced, Opportunistic, and International Portfolios: Timothy R. Couture, Erik R. Marr and Walter H. Riester.  In addition, Brian G. Hennessy serves as an Analyst and performs research services for the New Century Alternative Strategies Portfolio.
The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of shares of the Portfolios.
Messrs. Biggar, Fernandes, LeFavor, Sugameli and Ms. Arnold meet periodically with the Investment Committee of the Adviser and discuss the investment management of each Portfolio.  The members of the Investment Committee currently include Susan K. Arnold, Matthew D. Biggar, Drew J. Bottaro, Michael B. Cornacchioli, Kerry P. Falco, Andre M. Fernandes, John W. Filoon, III, William F. LeFavor, Walter H. Riester, Maria A. Staffiere, James P. Scanlan, Ronald A. Sugameli and Nicole M. Tremblay.
HOW TO BUY AND SELL SHARES
Pricing of Portfolio Shares
The price you pay for a share of a Portfolio is called the Portfolio’s net asset value (the “NAV”).  Generally, the price you receive upon selling or redeeming a share of a Portfolio is its NAV; except that the redemption proceeds of shares held for less than 30 days from the date of initial purchase is subject to a redemption fee of 2.00% of the redemption proceeds. The NAV is calculated by taking the total value of a Portfolio’s assets, subtracting its liabilities, and then dividing by the number of shares that have already been issued. This is a standard calculation, and forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. The NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the Exchange is open. Your order will be priced at the next NAV calculated after the Portfolios’ transfer agent, Ultimus Fund Solutions,

LLC (“Ultimus,” or the “Transfer Agent”), receives your order in proper form (i.e. all paperwork is completely accurately and signed and dated as appropriate).
Each Portfolio’s investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Trust’s Board of Trustees.  Investments in other open-end registered investment companies are valued at their net asset value as reported daily by such underlying fund.  The prospectuses for the underlying funds explain the circumstances under which those registered investment companies will use fair value pricing and the effects of using fair value pricing.  Investments in closed-end investment companies, ETFs, and direct investments in securities are valued at market prices.  Investments in such securities that are traded on a national securities exchange are generally valued at the last reported sales price or the official closing price.  Securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price.  The Portfolios may use pricing services to determine market value.
Purchasing Shares
You may purchase shares of the Portfolios directly from Weston Securities Corporation (the “Distributor”), the Trust’s principal underwriter, or through brokers or dealers who are authorized by the Distributor to sell shares of the Portfolios.  Shares of the Portfolios are also offered through financial supermarkets, advisers and consultants, and other investment professionals.  There are no sales charges in connection with purchasing shares of the Portfolios.  Investment professionals who offer shares may require the payment of fees from their individual clients.  If you invest through a third party, the policies and fees may be different from those described in this Prospectus.  For example, third parties may charge transaction fees or set different minimum investment amounts.  In addition, you may be required by the third party to address any questions or comments concerning your account to such third party.
Instructions for Opening and Adding to an Account
To Open An Account	To Add To An Account
By Mail:	By Mail:
Complete and sign the Account Application or an IRA Application.
Complete the investment slip that is included on your account statement, and write your account number on your check. If you no longer have your investment slip, please reference your name, account number and address on your check.

•	There is a minimum initial investment amount of $1,000 for purchasing shares in each Portfolio for regular accounts.
•	For purchasing shares for an IRA account or an account subject to the Automatic Investment Program, there is a minimum initial investment of $500, applicable to each Portfolio.
•	There is a minimum subsequent investment amount of $50 for purchasing shares in an account subject to the Automatic Investment Program.
•	There is no minimum subsequent investment amount for purchasing shares in an account not subject to the Automatic Investment Program.
•	Checks should be made payable to New Century Portfolios.
•	For IRA accounts please specify the year for which the contribution is made.

To Open An Account	To Add To An Account
Mail Your Application And Check To:	Mail The Slip And The Check To:
New Century Portfolios c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	New Century Portfolios c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707

By Overnight Courier, Send To:	By Overnight Courier, Send To:
New Century Portfolios c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	New Century Portfolios c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
By Telephone:	By Telephone:
Telephone transactions may not be used for initial purchases.
You automatically are granted telephone transaction privileges unless you decline them on your Account Application or by calling (888) 264-8578. You may call (888) 264-8578 to purchase shares in an existing account. Shares purchased by telephone will be purchased at the NAV next determined after the Transfer Agent receives your funds and all required information, including a completed application, is provided.

To Open An Account By Wire:	To Add To An Account By Wire:
Call (888) 264-8578 for instructions and to obtain an account number prior to wiring the Portfolios.	Send your investment to U.S. Bank, N.A. by following the instructions listed in the column to the left.

•	U.S. Bank, N.A.
•	ABA # 042-000-103
•	Attention: New Century Portfolios
•	Credit Account # 19945-6633
•	For further credit to: investor account number; name(s) of investor(s); SSN or TIN; name of Portfolio to be purchased.

Telephone and Wire Transactions
Automated transactions that will be repeated on a regular basis, such as a monthly investment program, can be implemented by a shareholder using Automated Clearing House (“ACH”) transactions.  Such transactions must be established to occur automatically and would not be used for a one time transaction. Also, only bank accounts held at domestic financial institutions that are ACH members can be used for telephone transactions. It takes 15 calendar days after receipt of your bank account information by the Portfolios to establish this feature. Purchases by ACH transfer may not be made until the feature is established. You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling us toll-free at (888) 264-8578.  With respect to purchases made by telephone, the Portfolios and their agents will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions.  If reasonable procedures are followed, the Portfolios or their agents will not be liable for any loss, cost or expense for acting upon an investor’s telephone instructions or for any unauthorized telephone transactions.
If you purchase your initial shares by wire, the Transfer Agent first must have received a completed Account Application and issued an account number to you. The account number must be included in the wiring instructions set forth above.
The Transfer Agent must receive your Account Application to establish shareholder privileges and to verify your account information.  Payment of redemption proceeds may be delayed and taxes may be withheld unless the Portfolios receive a properly completed and executed Account Application.
Shares purchased by wire will be purchased at the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions.
Exchange Privilege.  As a convenience, the Portfolios’ shareholders may exchange all or part of their investment in the Portfolios for the Cash Reserve Fund – Prime Series (hereinafter Cash Reserve Fund), a money market fund advised by Deutsche Investment Management Americas Inc. (and not by the Adviser) that invests in a diversified portfolio of high quality money market instruments.  THIS PROSPECTUS DOES NOT OFFER THE SHARES OF THE CASH RESERVE FUND.
Additional Purchase Information
The Portfolios may hold redemption proceeds until the proceeds used to purchase shares have been collected (e.g., your check has cleared, or your ACH payments have been received), but in no event will they be held for more than 10 business days.
If you fail to provide and certify to the accuracy of your Social Security Number or Taxpayer Identification Number, the Portfolios will be required to withhold 28% of all dividends, distributions and payments, including redemption proceeds.
Please note that the Portfolios are offered and sold only to persons residing in the United States, including the U.S. Virgin Islands.  Applications will only be accepted if they contain a U.S. address.  This Prospectus should not be considered a solicitation to buy or an offer to sell shares of the Portfolios in any jurisdiction where it would be unlawful under the securities laws of that jurisdiction.
All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted.  A fee may be charged against your account for any payment check returned to the Transfer Agent or for any incomplete ACH or other electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  You will also be responsible for any losses suffered by the Portfolios as a result.  The Portfolios reserve the right to reject any purchase order for Portfolio shares.
By sending your check to us, please be aware that you are authorizing the Portfolios to make a one-time electronic debit from your account at the financial institution indicated on your check.  Your bank account will be debited as early as the same day we receive your payment in the amount of your check; no additional amount will be added to the total.  The transaction will appear on your bank statement.  Your original check will be destroyed once processed, and you will not receive your cancelled check back.  If we cannot post the transaction electronically, you authorize us to present an image copy of your check for payment.
Customer Identification Program.  Federal regulations require that the Trust obtain certain personal information about you when opening a new account.  As a result, the Trust must obtain the following information for each person that opens a new account:
•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked to provide a copy of your driver’s license, passport, or other identifying document in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database.  Additional information may be required to open accounts for corporations and other entities.
After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified.  The Trust also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable period of time.
If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Automatic Investment Program.  Call us to set up an automatic investment program.  To participate in the Automatic Investment Program you must make an initial purchase of at least $500 in a Portfolio.  The $500 minimum is specific to each Portfolio.  Under the program you can have money transferred automatically from your checking account to a Portfolio each month to buy additional shares.  There is a minimum subsequent investment amount of $50 for purchasing additional shares under the same program.  The market value of the Portfolio’s shares may fluctuate and a systematic investment program such as this will not assure a profit or protect against a loss.  You may discontinue the program at any time by notifying the Transfer Agent or the Distributor, by mail or phone.
Purchase Restrictions.  Each Portfolio reserves the right in its sole discretion (i) to waive or lower investment minimums, (ii) to accept initial purchases by telephone or mailgram, (iii) to waive redemption fees on employer sponsored retirement accounts, and (iv) to refuse any purchase or exchange order, including purchase orders from any investor who engages in excessive purchases and redemptions in their account.
These actions will be taken, at Management’s sole discretion,   when they are deemed to be in the best interest of a Portfolio.
Instructions for Selling Portfolio Shares or for Closing an Account
To Sell Shares or to Close an Account
By Mail.  Write a letter of instruction that includes:
•	the name(s) and signature(s) of all account owners
•	your account number
•	the Portfolio name

•	the dollar or share amount you want to sell
•	how and where to send the proceeds
•	if redeeming from your IRA, please note applicable withholding requirements

Obtain a medallion signature guarantee or other documentation, if required.
Mail Your Request To:	By Overnight Courier, Send To:
New Century Portfolios c/o Ultimus Fund Solutions, LLC P. O. Box 46707 Cincinnati, OH 45246-0707	New Century Portfolios c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, OH 45246

By Telephone.  You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling (888) 264-8578. You may redeem Portfolio shares having a value of $50,000 or less by calling (888) 264-8578.  Redemption proceeds will be mailed directly to you at the address, or electronically transferred to the bank and account number, designated on your Account Application.
Unless you decline telephone privileges on your Account Application, as long as the Portfolios take reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.
Systematic Withdrawal Plan.  Call us to request a Systematic Withdrawal Plan.  It may be set up over the phone or by letter of instruction.  Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly or annual basis.  Shares sold pursuant to the Systematic Withdrawal Plan will not be subject to a redemption fee.  If the withdrawals are to be sent to someone who is not a registered owner of the shares, a signature guarantee is required on your letter of instruction for this service.  We may refuse to establish a systematic withdrawal program for an account under $10,000 or a withdrawal payment under $50.  When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.
Other Information.  For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. at: (888) 264-8578.
As explained under “How to Exchange Shares,” shareholders in the Portfolios may exchange all or part of their investment for shares of the Cash Reserve Fund. To redeem shares from the Cash Reserve Fund, follow the same procedures that apply to redeeming shares of the Portfolios.  If you have any questions about redeeming shares of the Cash Reserve Fund, please call (888) 264-8578.
Additional Redemption Information
Payment of Redemption Proceeds.  You may redeem shares on any day that the Portfolios are open for business.  Your shares will be sold at the next NAV per share calculated after the Transfer Agent receives your order in proper form.  A 2.00% redemption fee is imposed on any shares redeemed within 30 days of their initial purchase.  This redemption fee applies to all shareholders and accounts; however each Portfolio reserves the right to waive such redemption fees on employer sponsored retirement accounts.  The redemption fee is equal to 2.00% of the redemption proceeds; however, no redemption fee is imposed on the exchange of shares between the various Portfolios of the Trust, the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing the capital appreciation of shares.  In determining the amount of any redemption fee, the shares having been held the longest in the account are considered redeemed first.  Redemption fees are retained by the applicable Portfolio.  This redemption fee is meant to prevent short-term trading in the Portfolios and to offset any transaction costs and other costs associated with short-term trading.
Your order will be processed promptly and you will receive the proceeds within five business days after receiving your properly completed request.  Payment of the redemption proceeds for shares of the Portfolios when requesting a wire payment will normally be made in federal funds on the next business day.
If you sell your shares through a broker or dealer, financial supermarket or other investment professional, it is such other entities’ responsibility to transmit the redemption request to the Trust in a timely fashion.  Any loss to you resulting from the failure to transmit a redemption request in a timely fashion must be settled between you and the other entity.
Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 10 business days.  This procedure is intended to protect the Portfolios and their shareholders from loss.
The Transfer Agent will wire redemption proceeds only to the bank and account designated on the Account Application or in written instructions (with signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System.  Your instructions should include:
•	the name, address, and telephone number of the bank where you want the proceeds sent;
•	the Federal Reserve ABA Routing number; and
•	your bank account number.

The Custodian currently charges a $9.00 fee for each payment by wire of redemption proceeds, which will be deducted from your redemption proceeds.
If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic service currently in effect for the account will be terminated unless you indicate otherwise in writing.
Medallion Signature Guarantees.  A medallion signature guarantee of each owner is required to redeem shares in the following situations: (i) if you change ownership on your account; (ii) when you want the redemption proceeds sent to a different address than that registered on the account;  (iii) if the proceeds are to be made payable to someone other than the account’s owner(s); (iv) any redemption transmitted by federal wire transfer to a bank other than your bank of record; and (v) if a change of address request has been received by the Transfer Agent within the last 15 days.  In addition, signature guarantees are required for all redemptions of shares having a value of more than $50,000 from any shareholder account.
Signature guarantees are designed to protect both you and the Portfolios from fraud.  When a Portfolio requires a signature guarantee, a medallion signature guarantee must be provided.  A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association.  The three recognized medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Guarantee (“NYSE MSP”).  Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.  Notaries Public cannot provide signature guarantees.

Corporate, Trust and Other Accounts.  Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above, evidencing the authority of the officers, trustees or others.  In order to avoid delays in processing redemption requests for these accounts, you should call New Century at (888) 264-8578 before making the redemption request to determine what additional documents are required.
Transfer of Ownership.  In order to change the account registration or transfer ownership of an account, additional documents will be required.  In order to avoid delays in processing these requests, you should call New Century at (888) 264-8578 before making your request to determine what additional documents are required.
Redemption Initiated by the Portfolios.  If your account balance falls below $500, the Portfolio may ask you to increase your balance.  If your account balance is still below $500 after 30 days, the Portfolio may close your account and send you the proceeds.  This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts.  The right of redemption by the Portfolios will not apply if the value of your account drops below $500 because of market performance.  No redemption fee is imposed upon redemptions initiated by the Portfolios.
Suspension of Redemption Rights.  The Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when:
•	Trading on the New York Stock Exchange is restricted as determined by the U.S. Securities and Exchange Commission,
•	Such Exchange is closed for other than weekends and holidays,
•	The U.S. Securities and Exchange Commission has by order permitted such suspension, or
•
An emergency, as defined by rules of the U.S. Securities and Exchange Commission, exists during which time the sale of portfolio securities or valuation of securities held by the Portfolio are not reasonably practicable.

Redemptions In-Kind.  The Portfolios have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash).  In the event that the Portfolio makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash.  You could be required to comply with normal procedures to redeem shares of an underlying fund and could experience normal processing delays.  In-kind redemptions will be made when the Board of Trustees determines that it would be detrimental to a Portfolio to make payment in cash.
Frequent Purchases and Redemptions of Shares
The Portfolios are intended as long-term investment vehicles and are not intended to provide a means of speculating on short-term market movements.  The Board of Trustees of the Trust has adopted policies and procedures to detect and prevent frequent and abusive trading practices by shareholders.  Such frequent trading is commonly referred to as “market timing”.  Market timing may disrupt portfolio management strategies, harm the performance of a Portfolio, dilute the value of a Portfolio’s shares held by long-term shareholders, increase brokerage and administrative costs, and generate taxable consequences by causing a Portfolio to sell securities to meet redemption requests.  It is the policy of the Trust not to permit market timing, by any shareholder, in its Portfolios.
The Trust currently considers excessive trading to involve more than six purchases followed by redemptions (or vice versa) within one calendar year.  If such market timing is detected within an account (or accounts) held by a shareholder, it is the policy of the Trust to issue warnings to the account and reject future purchases from such shareholder.  If the account is subsequently redeemed, the shareholder will not be permitted to make future purchases or open new accounts.
In an effort to deter market timing or other abusive trading activities, the Trust has adopted a redemption fee of 2.00%, as discussed under “Additional Redemption Information”.  This redemption fee is imposed on any shares redeemed within 30 days of their initial purchase and applies to all shareholders and accounts; however each Portfolio reserves the right to waive redemption fees on employer sponsored retirement accounts.  In addition, this redemption fee is equal to 2.00% of the amount being redeemed; however, no redemption fee is imposed on the exchange of shares between the various Portfolios of the Trust, the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing the capital appreciation of shares.  In determining the amount of any redemption fee, the shares having been held the longest in the account are considered redeemed first.  Redemption fees are retained by the applicable Portfolio.  This redemption fee is meant to prevent short-term trading in the Portfolios and to offset any transaction and other costs associated with short-term trading.
The Trust has delegated to its Transfer Agent the responsibility for monitoring excessive trading and money flows within the Portfolios.  The Adviser also monitors shareholder trades to determine if frequent trading activity is occurring.  The Trust also has these policies and procedures in place to detect and deter market timing activities through its exchange privilege.
These policies and procedures have been developed to prevent market timing by any shareholder.  The Trust’s market timing policies and procedures apply uniformly to all shareholder accounts.  However, it may be difficult to determine frequent and abusive trading within certain types of shareholder accounts, such as those held by a broker-dealer in street name or by a mutual fund supermarket in an omnibus shareholder account.
How to Exchange Shares
You may exchange all or a portion of your investment from one New Century Portfolio to another.  You may exchange shares by mail or by telephone.  You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling (888) 264-8578.
Any new account established through an exchange will have the same privileges as your original account and will also be subject to the minimum investment requirements described above.  There is currently no fee or redemption charges imposed for an exchange.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.
In addition to your ability to exchange all or a portion of your investment between the New Century Portfolios, you may also exchange Portfolio shares for shares of the Cash Reserve Fund.  Once you have opened a Cash Reserve Fund account, you may send a written exchange request to New Century Portfolios or, if you have established telephone exchange privileges, call (888) 264-8578.  Please read that Prospectus before making an exchange into the Cash Reserve Fund.  This exchange privilege is offered as a convenience to the Portfolios’ shareholders.  Please note that when exchanging from a Portfolio to the Cash Reserve Fund, you will begin accruing income from the Cash Reserve Fund the day following the exchange.  When exchanging less than all of the balance from the Cash Reserve Fund to your Portfolio, your exchange proceeds will exclude accrued and unpaid income from the Cash Reserve Fund through the date of the exchange.  When exchanging your entire balance from the Cash Reserve Fund, accrued income will automatically be exchanged into the Fund when the income is collected and paid from the Cash Reserve Fund, at the end of the month.

More Information About the Exchange Privilege.  The Portfolios are intended as long-term investment vehicles and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt a Portfolio’s performance and shareholders.  Therefore, the Portfolios may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively (more than six times each year).  This policy does not apply to investors who have elected to participate in the Automatic Exchange Program. The Portfolios may change or temporarily suspend the exchange privilege during unusual market conditions.
About the Money Market Portfolio (Cash Reserve Fund).  Please be sure to read the Cash Reserve Fund Prospectus before investing in that portfolio.
The Cash Reserve Fund seeks high levels of current income consistent with liquidity and the preservation of capital by investing in U. S. dollar-denominated money market instruments that mature in 397 days (about 13 months).
The Cash Reserve Fund is managed by Deutsche Investment Management Americas Inc. and not by the Adviser.  DWS Investments Distributors, Inc. is the distributor of the Cash Reserve Fund.
Retirement Plan Services
The Portfolios offer a wide variety of retirement plans for individuals and institutions, including large and small businesses.  For information on establishing retirement accounts and for a complete list of retirement accounts offered, please call (888) 264-8578.  Complete instructions about how to establish and maintain your plan, and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.
The retirement plans currently available to shareholders of the Portfolios include:
Traditional IRA and IRA Rollovers:  an individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Rollovers are not deductible.  Assets can grow tax-free and distributions are generally taxable as income.
Spousal IRA:  an individual retirement account funded by a working spouse in the name of a non-earning spouse.
SEP-IRA:  an individual retirement account funded by employer contributions.  Your assets grow tax-free and distributions are generally taxable as income.
SIMPLE IRA: an individual retirement account that may be established by employers and allows eligible employees to contribute part of their pre-tax compensation to the plan.
Roth IRA:  an individual retirement account with non-deductible contributions, tax-free growth of assets and tax-free distributions for qualified distributions.
403(b):  an arrangement that allows employees of charitable or educational organizations to make voluntary salary reduction contributions to a tax deferred account.
Automatic Services for Portfolio Investors
Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and an amount, subject to certain restrictions.  You can set up most of these services on your Account Application or by calling (888) 264-8578.

For Investing:
Automatic Investment Program.  For making automatic investments from a designated bank account.
Dividend Reinvestment.  If the investor does not specify an election, all income dividends and capital gains distributions automatically will be reinvested in shares of the Portfolios.
For Investing and for Selling Shares:
Automatic Exchange Program.  For making regular exchanges from your Portfolio into another New Century Portfolio or between a New Century Portfolio and the Cash Reserve Fund.
Shareholder Communications
Account Statements.  Every quarter, New Century investors automatically receive regular account statements.  You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.
Confirmation.  Confirmation Statements will be sent after each transaction that affects your account balance or account registration.
Regulatory Mailings.  Financial reports will be sent at least semi-annually.  Annual reports will include audited financial statements.
Electronic Access to Documents.  You may consent to receive copies of the Trust’s prospectus, semi-annual and annual reports, and certain other mailings via the Internet.  If you choose this option you will continue to receive certain other documents, such as your account statements, confirmations and tax reporting documents by regular mail.  You may choose this option by completing the necessary portion of the Account Application or by contacting the Distributor at (888) 639-0102 or by email to ncaccess@newcenturyportfolios.com.  To make such an election, you must have access to both Internet e-mail and the Internet.  It will be your responsibility to keep the Trust updated of any changes in your e-mail address.  Your consent to electronic access to documents may be revoked or changed by you at any time by notifying the Trust of any such revocation or change.
Dividends and Distributions

Frequency.  The Capital, Opportunistic and International Portfolios each intend to declare and pay annual dividends comprised substantially all of its net investment income earned during the year from its investments, if any, to its shareholders.  The Balanced and Alternative Strategies Portfolios each intend to declare and pay semi-annual dividends comprised substantially all of its net investment income earned during the period from its investments, if any, to its shareholders.  Each Portfolio will distribute net realized capital gains, if any, at least once each year.  You may elect to reinvest income dividends and capital gain distributions in shares of the Portfolios or receive these distributions in cash.  Dividends and any distributions from the Portfolios are automatically reinvested in the Portfolios at NAV, unless you elect to have dividends paid in cash.  Reinvested dividends and distributions receive the same tax treatment as those paid in cash.
If you are interested in changing your election, you may call (888) 264-8578 or send written notification to New Century Portfolios, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH  45246-0707. Dividend payments are not guaranteed, are subject to the Board of Trustees’ discretion and may vary with each payment.  The Portfolios do not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Taxes
Portfolio dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by a Portfolio out of net ordinary income and distributions of net short-term capital gains are taxable to the Portfolio’s shareholders as ordinary income.  Dividends from net ordinary income may be eligible for the corporate dividends-received deduction.
Distributions by a Portfolio of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Portfolio.
Shareholders that sell, exchange, or redeem shares generally will have a capital gain or loss from that sale, redemption, or exchange.  The amount of the gain or loss and the applicable tax rate will depend mainly upon the amount paid for the shares, the amount, if any, of reinvested distributions, the amount received from the sale, exchange or redemption, and how long the shares were held.  A dividend or capital gains distribution declared by a Portfolio in October, November or December, but paid during January of the following year will be considered to be paid on December 31st of the year it was declared.
If the value of shares is reduced below a shareholder’s cost as a result of a distribution by a Portfolio, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution may receive a distribution which will be taxable to them.
Shareholders will be advised annually as to the federal tax status of dividends and capital gain distributions made by each Portfolio for the preceding year.  Distributions by the Portfolios generally will be subject to state and local taxes.  Additional tax information may be found in the Statement of Additional Information. Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences of an investment in the Portfolios.
Distribution Plan
Each Portfolio has adopted the Trust’s Rule 12b-1 plan, which allows a Portfolio to pay distribution fees for the sale and distribution of its shares.  The maximum level of distribution expenses is 0.25% per year of a Portfolio’s average net assets. As these fees are paid out of a Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
FINANCIAL HIGHLIGHTS
The financial highlights tables on the following pages are intended to help you understand each Portfolio’s financial performance and other financial information for the past five years. Certain information reflects financial results for a single Portfolio share.  “Total Return” shows how much an investor in each Portfolio would have earned or lost on an investment in that Portfolio assuming reinvestment of all dividends and distributions.  The information for the past five years has been audited by BBD, LLP, the Trust’s Independent Registered Public Accounting Firm, whose report, along with each Portfolio’s financial statements, are included in the Trust’s Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information, which is available free of charge upon request.

NEW CENTURY CAPITAL PORTFOLIO
FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year	$15.41	$13.26	$11.76	$20.68	$17.23
Income (loss) from investment operations:

Net investment income (loss)	(0.04)	(0.03)	0.03	0.02	(0.06)
Net realized and unrealized gains (losses) on investments	0.74	2.21	1.50	(7.94)	3.51

Total from investment operations	0.70	2.18	1.53	(7.92)	3.45

Less distributions:
Distributions from net investment income	---	(0.03)	(0.03)	(0.14)	---
Distributions from net realized gains	---	---	----	(0.86)	---
Total distributions	---	(0.03)	(0.03)	(1.00)	---

Proceeds from redemption fees collected	---	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value, end of year	$16.11	$15.41	$13.26	$11.76	$20.68

TOTAL RETURN(b)	4.54%	16.47%	13.05%	(40.06%)	20.02%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000’s)	$88,602	$93,266	$85,000	$84,119	$144,228

Ratio of expenses to average net assets(c)	1.42%	1.40%	1.41%	1.29%	1.25%

Ratio of net investment income (loss) to average net assets(c) (d)	(0.25%)	(0.20%)	0.27%	0.08%	(0.32%)

Portfolio turnover	60%	10%	4%	27%	21%
_________
(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes any dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

NEW CENTURY BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2011	2010	2009	2008	2007

PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year	$13.22	$11.93	$10.54	$16.13	$14.57

Income (loss) from investment operations:
Net investment income	0.20	0.15	0.22	0.25	0.19
Net realized and unrealized gains (losses) on investments	0.37	1.30	1.39	(4.69)	1.56
Total from investment operations	0.57	1.45	1.61	(4.44)	1.75

Less distributions:
Distributions from net investment income	(0.20)	(0.16)	(0.22)	(0.30)	(0.19)
Distributions from net realized gains	---	---	---	(0.85)	---
Total distributions	(0.20)	(0.16)	(0.22)	(1.15)	(0.19)

Proceeds from redemption fees collected	0.00 (a)	---	---	0.00 (a)	0.00 (a)

Net asset value, end of year	$13.59	$13.22	$11.93	$10.54	$16.13

TOTAL RETURN(b)	4.29%	12.23%	15.57%	(29.46%)	12.09%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000’s)	$64,582	$64,880	$61,578	$62,423	$95,052

Ratio of expenses to average net assets(c)	1.43%	1.44%	1.45%	1.38%	1.35%

Ratio of net investment income to average net assets (c) (d)	1.39%	1.20%	2.07%	1.71%	1.21%

Portfolio turnover	17%	7%	13%	22%	28%
_________
(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes any dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

NEW CENTURY OPPORTUNISTIC PORTFOLIO
FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2011	2010	2009	2008	2007

PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year	$9.49	$7.97	$7.08	$11.78	$9.45

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.02)	0.01	(0.05)	(0.05)
Net realized and unrealized gains (losses) on investments	0.44	1.55	0.88	(4.26)	2.38
Total from investment operations	0.40	1.53	0.89	(4.31)	2.33

Less distributions:
Distributions from net investment income	---	(0.01)	---	(0.05)	---
Distributions from net realized gains	---	---	---	(0.34)	---
Total distributions	---	(0.01)	--	(0.39)	---

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	---

Net asset value, end of year	$9.89	$9.49	$7.97	$7.08	$11.78

TOTAL RETURN(b)	4.21%	19.19%	12.57%	(37.74%)	24.66%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000’s)	$13,229	$11,713	$11,316	$10.587	$14,935

Ratio of expenses to average net assets:
Before expense reimbursement and waived fees(c)	1.91%	2.03%	2.08%	1.79%	1.88%
After expense reimbursement and waived fees(c)	1.50%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment (loss) to average net assets:
Before expense reimbursement and waived fees(c) (d)	(0.81%)	(0.77%)	(0.47%)	(0.89%)	(0.88%)
After expense reimbursement and waived fees(c) (d)	(0.40%)	(0.24%)	0.11%	(0.60%)	(0.50%)

Portfolio turnover	24%	7%	10%	56%	47%
________
(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes any dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

NEW CENTURY INTERNATIONAL PORTFOLIO
FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2011	2010	2009	2008		2007

PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year	$14.53	$12.70	$10.08	$20.06		$15.06

Income (loss) from investment operations:
Net investment income	0.10	0.09	0.13	0.28		0.03
Net realized and unrealized gains (losses) on investments	(1.14)	1.82	2.61	(9.47)		5.61
Total from investment operations	(1.04)	1.91	2.74	(9.19)		5.64

Less distributions:
Distributions from net investment income	(0.08)	(0.08)	(0.12)	(0.33)		(0.06)
Distributions from net realized gains	---	---	---	(0.46)		(0.58)
Total distributions	(0.08)	(0.08)	(0.12)	(0.79)		(0.64)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	0.00 (a)	0.00	(a)	0.00	(a)

Net asset value, end of year	$13.41	$14.53	$12.70	$10.08		$20.06

TOTAL RETURN(b)	(7.22%)	15.07%	27.45%	(47.52%)		38.62%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000’s)	$61,262	$68,947	$89,449	$76,234		$147,416

Ratio of expenses to average net assets(c)	1.46%	1.45%	1.44%	1.29	% (e)	1.35	%(e)

Ratio of net investment income to average net assets(c) (d)	0.63%	0.57%	1.23%	1.66	%(e)	0.11	%(e)

Portfolio turnover	13%	4%	11%	34%		10%
_________
(a)	Amounts round to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes any dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(e)
Absent the recoupment of fees previously waived and reimbursed by the Adviser, the ratios of expenses to average net assets would have been 1.28% and 1.32% and the ratios of net investment income  to average net assets would have been 1.68% and 0.14% for the year ended October 31, 2008 and 2007, respectively.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year	$11.87	$11.11	$10.14	$13.93	$13.03

Income (loss) from investment operations:
Net investment income	0.17	0.08	0.14	0.27	0.18
Net realized and unrealized gains (losses) on investments	(0.09)	0.83	1.15	(3.39)	1.34
Total from investment operations	0.08	0.91	1.29	(3.12)	1.52

Less Distributions:
Distributions from net investment income	(0.15)	(0.15)	(0.32)	(0.36)	(0.32)
Distributions from net realized gains	---	---	---	(0.31)	(0.30)
Total distributions	(0.15)	(0.15)	(0.32)	(0.67)	(0.62)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value, end of year	$11.80	$11.87	$11.11	$10.14	$13.93

TOTAL RETURN (b)	0.62%	8.21%	13.16%	(23.44%)	12.09%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000’s)	$114,841	$135,287	$139,168	$136,999	$128,117

Ratio of expenses to average net assets (c)	1.09%	1.10%	1.06%	1.00%	1.06%

Ratio of net investment income to average net assets(c) (d)	1.48%	0.74%	1.46%	1.46%	1.07%

Portfolio turnover	31%	22%	27%	17%	8%
_________
(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes any dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

INVESTMENT ADVISER AND ADMINISTRATOR
Weston Financial Group, Inc.
Wellesley, MA
DISTRIBUTOR
Weston Securities Corporation
Wellesley, MA
COUNSEL
Greenberg Traurig, LLP
Philadelphia, PA
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
Philadelphia, PA
TRANSFER AGENT
Ultimus Fund Solutions, LLC
Cincinnati, OH
CUSTODIAN
U.S. Bank, N.A.
Cincinnati, OH
FOR MORE INFORMATION

Statement of Additional Information, Annual and Semi-Annual Reports

The Statement of Additional Information (“SAI”) contains additional and more detailed information about each Portfolio and the risks of investing in each Portfolio, and is incorporated by reference into this Prospectus.  Our Annual and Semi-Annual Reports list the holdings in each Portfolio, describe Portfolio performance, and include financial statements for the Portfolios. In the Trust’s annual report you will find a discussion on the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

To request other information about the Portfolios, or to make shareholder inquiries, please call toll-free at: (888) 639-0102.  To obtain a free copy of the SAI, Annual or Semi-Annual Reports, call the toll-free number above or write to New Century Portfolios, 100 William Street, Suite 200, Wellesley, MA  02481.

The Trust also makes available, free of charge, copies of its Prospectus, SAI, Annual and Semi-Annual Reports through the Trust’s web site at: http://www.newcenturyportfolios.com

You may also write or submit an E-mail request to the Public Reference Section of the Securities and Exchange Commission (“SEC”) and ask them to mail you a copy. The SEC charges a duplicating fee for this service.  You can also drop by the Public Reference Section and review and copy the documents while you are there.  Information about the Public Reference Section may be obtained by calling (202) 551-8090 or writing to: SEC Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520, or E-mail:  publicinfo@sec.gov.

Lastly, you may go to the SEC’s Website (http://www.sec.gov) and download a free text-only version from the EDGAR Database on the Website.

Investment Company Act File No. 811-5646

NEW CENTURY PORTFOLIOS
STATEMENT OF ADDITIONAL INFORMATION

Dated March 1, 2012

100 William Street, Suite 200, Wellesley, Massachusetts 02481-3902

The Distributor may be telephoned at (888) 639-0102

This Statement of Additional Information is not a prospectus and should be read in connection with the Trust’s Prospectus dated March 1, 2012 as it may be supplemented or revised from time to time.  Retain this Statement of Additional Information for future reference.  Certain information from the Trust’s Annual Report to Shareholders for the year ended October 31, 2011 is incorporated by reference into this Statement of Additional Information.

Free copies of the Prospectus and most recent Annual Report of the Trust are available by calling the above toll-free number, writing to the above address or on our website at http://www.newcenturyportfolios.com.

The investment objective of each Portfolio is as follows:

New Century Capital Portfolio NCCPX	Provide capital growth, with a secondary objective to provide income, while managing risk.
New Century Balanced Portfolio NCIPX	Provide income, with a secondary objective to provide capital growth, while managing risk.
New Century Opportunistic Portfolio NCAPX	Provide capital growth, without regard to current income, while managing risk.
New Century International Portfolio NCFPX	Provide capital growth, with a secondary objective to provide income, while managing risk.
New Century Alternative Strategies Portfolio NCHPX	Provide long-term capital appreciation, with a secondary objective to earn income, while managing risk.

The Portfolios seek to achieve their objectives by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign).  In addition; (i) the Balanced Portfolio invests in shares of registered investment companies that emphasize investments in fixed income securities (domestic and foreign); and (ii) the Alternative Strategies Portfolio invests in shares of registered investment companies that emphasize investments in fixed income securities (domestic and foreign) as well as investment strategies such as arbitrage, options, and long/short selling.

NEW CENTURY PORTFOLIOS
STATEMENT OF ADDITIONAL INFORMATION

March 1, 2012
TABLE OF CONTENTS
New Century Portfolios	B-1
Investments by the Portfolios	B-1
Rising Trend Strategy	B-1
Declining Trend Strategy	B-1
Other Factors	B-2
Investment Company Securities	B-2
Money Market Securities	B-3
Individual Securities	B-4
Portfolio Turnover	B-4
Investment Restrictions	B-5
Underlying Funds	B-6
Illiquid and Restricted Securities	B-6
Foreign Securities	B-6
Emerging Market Securities	B-7
Foreign Currency Transactions	B-7
Arbitrage	B-7
Concentration	B-7
Master Demand Notes	B-7
Repurchase Agreements	B-8
Loans of Portfolio Securities	B-8
Short Sales	B-8
Options Activities	B-9
Futures Contracts	B-9
Options on Futures Contracts	B-10
Risk Factors Regarding Options, Futures and Options on Futures	B-10
Leverage through Borrowing	B-11
Warrants	B-11
Convertible Securities	B-11
Description of Bond Ratings	B-12
High-Yield Debt Securities	B-13
Disclosure of Portfolio Holdings	B-13
Investment Adviser	B-15
Portfolio Managers	B-17
Distributor and Distribution Plan	B-19
Allocation of Portfolio Brokerage	B-22
Transfer Agent and Fund Accounting Agent	B-23
Purchase of Shares	B-24
Tax-Sheltered Retirement Plans	B-24
Individual Retirement Accounts (IRA)	B-25
Roth IRA	B-25
Tax-Sheltered Custodial Accounts	B-24
How to Establish Retirement Accounts	B-24
Systematic Withdrawal Plan	B-24
Determination of Net Asset Value	B-24
Frequent Purchases and Redemptions of Shares	B-25
Leadership Structure and Board of Trustees	B-25

Sales Loads	B-32
Code of Ethics	B-32
Proxy Voting Policies	B-33
Ownership of the Portfolios	B-33
General Information	B-33
Beneficial Shares	B-33
Audits and Reports	B-33
Taxes	B-34
Expenses	B-34
Custodian	B-35
Performance	B-35
Average Annual Returns for the Periods Ended October 31, 2011	B-35
Comparisons and Advertisements	B-37
Financial Statements	B-37
PROXY VOTING POLICIES AND PROCEDURES	APPENDIX A

New Century Portfolios
New Century Portfolios (the “Trust”) is an open-end management investment company currently offering five diversified series of shares (each a “Portfolio,” and collectively, the “Portfolios”).  The shares of each Portfolio may be purchased or redeemed at any time. Purchases and redemptions will be effected at the net asset value next computed after the receipt of the investor’s request in proper form.

New Century Portfolios was organized as a Maryland corporation on July 20, 1988.  It was reorganized as a Massachusetts business trust on March 20, 1990.  The Trust was originally named “Weston Portfolios”.  On November 2, 1998, the Trust changed its name to New Century Portfolios.  The New Century Capital Portfolio was originally named the “Weston Growth Portfolio.”  On January 12, 1989, the Weston Growth Portfolio changed its name to the New Century Capital Portfolio.  The New Century Balanced Portfolio was originally named the “Weston Income Portfolio”.  On January 12, 1989, the Weston Income Portfolio changed its name to the “New Century I Portfolio,” and on November 2, 1998, the New Century I Portfolio changed its name to the New Century Balanced Portfolio.  The New Century Opportunistic Portfolio was originally named the “New Century Aggressive Portfolio”.  On March 1, 2006, the New Century Aggressive Portfolio changed its name to the New Century Opportunistic Portfolio.  References throughout this Statement of Additional Information (“SAI”) are to a Portfolio’s current name.

Investments by the Portfolios

Each Portfolio seeks to achieve its objective by investing primarily in shares of investment companies and by making other investments selected in accordance with the Portfolio’s investment restrictions and policies.  Each Portfolio will vary its investment strategy as described in the Portfolios’ Prospectus to seek to achieve its objective.  This SAI contains further information concerning the techniques and operations of each Portfolio, the securities in which it will invest, and the policies it will follow.

Rising Trend Strategy.  During periods when the Portfolios’ investment adviser, Weston Financial Group, Inc. (the “Adviser”), determines that there is a rising trend in the securities markets, it will seek to achieve each Portfolio’s investment objective by investing in a portfolio of shares of investment companies which the Adviser believes will benefit from such a trend.  The Adviser will use a risk adjusted analysis (which considers the relative volatility of its various investments) to evaluate the investment companies’ performance under various market conditions and to consider the potential reward and potential risk.  The Adviser will not select such investment companies based solely upon their previous performance.  (See “Investments in Investment Companies and the Investment Company Industry” in the Prospectus).  In order to make allowance for cash flow needs of each Portfolio or when a Portfolio is otherwise pursuing appreciation, a Portfolio may also invest up to 75% of its asset value in other investment vehicles such as common or preferred stocks of companies which are not investment companies, investment companies which are money market funds, cash equivalents, or may hold its assets as cash.  Though not required by its policies to do so, the Portfolios may make such investments, if necessary, to qualify as a “regulated investment company” under the Internal Revenue Code (the “Code”).  (See “General Information – Taxes” in this SAI for a discussion of qualification under sub-chapter M of the Code).
Declining Trend Strategy.  The primary emphasis of the New Century Capital Portfolio is on capital growth over income and for the New Century Balanced Portfolio is on income over growth.  The primary emphasis of the New Century Opportunistic Portfolio is on capital growth and of the New Century International Portfolio is on capital growth over income.  The primary emphasis of the New Century Alternative Strategies Portfolio is on long-term capital appreciation over income.  Nevertheless, when the Adviser determines that there is a generally declining trend in the securities markets, it may seek to reduce risk by investing some or all of a Portfolio in investments, including investment company securities, which are believed by the Adviser to present a lower degree of risk.  During such periods, each Portfolio may recognize a more conservative strategy to achieve its objective.  The primary objective of the New Century Capital Portfolio will remain that of capital growth over income; of the New Century Balanced Portfolio, income over growth; of the New Century Opportunistic Portfolio, capital growth; of the New Century International Portfolio, capital growth over income; and of the New Century Alternative Strategies Portfolio, long-term capital appreciation over income.  The extent of the restructuring of a Portfolio during these periods will depend upon the Adviser’s opinion as to the extent of the market decline and relative risk of these investments.
Other Factors.  Each Portfolio also seeks to protect the value of its assets when volatile or abnormal market conditions are anticipated (as indicated by rapidly accelerating inflation or interest rates, sharply declining stock markets, increasing deterioration in the banking situation and/or increasing threats to national or world security).  This will involve the selection of high proportions, up to 100%, of temporary defensive investments such as U.S. Government securities or other money market securities (See “Money Market Securities”), the use of very short portfolio maturities of 60 days or less, other investments which protect the value of the series, and similar techniques such as holding cash.
Investment Company Securities.  Each such company will be a registered investment company, and will operate subject to a variety of regulatory constraints.  While such regulation neither guarantees the investment success of an investment company, nor assures that it will not suffer investment losses, the Adviser believes that such investment companies provide a sound foundation upon which to base an investment portfolio.  By investing in a broad spectrum of such companies, each Portfolio hopes to benefit from the collective research and analysis of many experienced investment personnel.
There are many types of investment companies.  All maintain portfolios which are generally liquid, but can be composed of different kinds of securities and implement different objectives.  Such companies may seek only income, only appreciation, or various combinations of both.  They may invest in money market securities, short or long-term bonds, dividend producing stocks, tax-exempt municipal securities, or a variety of other instruments.  They may seek speculative or conservative investments ranging from securities issued by new companies to securities issued by “blue-chip” companies.  An investment company which has a policy of holding 80% of its assets in debt securities maturing in thirteen months or less, or which holds itself out as a “money market fund” will be treated as a money market fund by the Portfolios.
The Portfolios must also structure their investments in other investment company shares to comply with certain provisions of federal securities laws.  Currently, the law limits the amount of the investment of the Trust’s assets in any investment company to 3% of total asset value of any such issuer.  These laws and regulations also may adversely affect the operations of each Portfolio with respect to purchases or redemption of shares issued by an investment company.  As a result of this restriction, a Portfolio would have to select other investments, which may be less desirable than the previously acquired investment company securities.  Shares held by the Trust in excess of 1% of an issuer’s outstanding securities will be considered illiquid and, together with other illiquid securities, may not exceed 10% of each Portfolio’s assets.  (The underlying investment company may be allowed to delay redemption of its shares held by an investment company, such as the Trust, in excess of 1% of its total assets for 30 days).
Consequently, if a Portfolio were more heavily invested in a small investment company, it might not be able to readily dispose of such investment company shares.  The Portfolios might be forced to redeem Portfolio shares in-kind to redeeming shareholders by delivering shares of investment companies that are held by the Portfolio.  Each Portfolio will generally limit the portion of its assets which will be invested in any underlying fund to minimize or eliminate the effects of this restriction.  Although a Portfolio may be restricted in its ability to redeem, Portfolio shareholders who receive shares upon redemption are not so restricted.  If shares are redeemed in-kind, the redeeming shareholder may incur redemption fees or brokerage costs in converting the assets into cash.  Applicable fundamental policies are reflected in the Portfolios’ investment restrictions.  Holdings of affiliated persons are included in the 3% limitation on investments in any other investment company.  Further, the holdings are factored into the computation of the

1% of an underlying issuer’s securities for purposes of the illiquidity restriction and the possible delay in redemption of the underlying investment company securities is also included as described above.  When affiliated persons hold shares of any of the underlying funds, the Trust’s ability to invest is restricted.  In that case, the Portfolios could be forced to select other investments, and perhaps less preferable investments.  This restriction applies to the Trust as a whole, not each Portfolio separately.
The Adviser will be responsible for monitoring and evaluating these kinds of factors to select investment company fund securities for each of the Portfolios in accordance with the policies and techniques described in the Prospectus.
Money Market Securities.  Although each Portfolio intends to concentrate its investments in registered investment company securities, each Portfolio may also invest its assets directly in money market securities whenever deemed appropriate by the Adviser to achieve the Portfolio’s investment objective.  In addition, it may invest without limitation in such securities on a temporary basis for defensive purposes.  Money market securities include marketable securities issued or guaranteed as to principal and interest by the United States government or by its agencies or instrumentalities (“U.S. Government securities”), and repurchase agreements (secured by United States Treasury or agency obligations).
U.S. Government securities include a variety of Treasury securities, which differ in their interest rates, maturities and date of issue.  Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; Treasury bonds generally have a maturity of greater than ten years.  The Portfolios will only acquire U.S. Government securities which are supported by the “full faith and credit” of the United States.  Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association (“GNMA”), Farm Credit Administration, and the Federal Export-Import Bank.  The Portfolios’ direct investments in money market securities will generally favor securities with shorter maturities (maturities of less than 60 days) which are less affected by price fluctuations than those with longer maturities.
Under a repurchase agreement, a Portfolio acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such debt instrument at a fixed price.  The Portfolios will enter into repurchase agreements only with banks which are members of the Federal Reserve System, or securities dealers who are members of a national securities exchange or are market makers in government securities and in either case, only where the debt instrument collateralizing the repurchase agreement is a U.S. Treasury or agency obligation supported by the full faith and credit of the U.S. Government.  A repurchase agreement may also be viewed as the loan of money by the Portfolio to the seller.  The resale price specified is normally in excess of the purchase price, reflecting an agreed upon interest rate.  The rate is effective for the period of time the Portfolio is invested in the agreement and may not be related to the coupon rate on the underlying security.  The term of these repurchase agreements will usually be short (from overnight to one week) and at no time will the Portfolio invest in repurchase agreements of more than sixty days.  The securities which are collateral for the repurchase agreements, however, may have maturity dates in excess of sixty days from the effective date of the repurchase agreement.  A Portfolio will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount to be paid to the Portfolio under each agreement at its maturity, and the Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian.  If the seller defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidation of the collateral.  In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, collection of the collateral by a Portfolio may be delayed or limited.  A Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the Portfolio’s net assets would be invested in such repurchase agreements together with any other illiquid assets.

Individual Securities.  Each Portfolio retains the right, when the Adviser deems appropriate, to invest in individual securities.  The Adviser will not invest in individual securities without prior approval by the Board of Trustees.  The Portfolios will invest in common stocks or bonds when the Adviser believes from its analysis of economic and market trends that the investment environment favors investing in those securities.  Securities are selected from particular industry groups and particular companies which may be experiencing favorable demand.  Except as discussed in the paragraph below, the Portfolios have not set limits on asset size for the issuers of such securities.
As of the date of this SAI, the New Century Capital and New Century Balanced Portfolios are each permitted to invest up to 5% of their total assets directly into structured notes with at least an “A” credit rating, and the New Century Opportunistic, New Century International and New Century Alternative Strategies Portfolios are each permitted to invest up to 10% of their total assets directly into structured notes with at least an “A” credit rating.  In addition, the New Century Alternative Strategies Portfolio is permitted to invest up to 5% of its total assets directly in real estate investment trusts (i.e. REITs).
Each Portfolio also retains the right, when the Adviser deems appropriate, to invest in investment grade fixed income securities.  The Portfolios may invest only in investment grade fixed income securities.  There are four categories which are referred to as investment grade.  These are the four highest ratings or categories as defined by Moody’s Investors Service, Inc. (“Moody’s”) and Standard and Poor’s Ratings Group (“S&P”).  Categories below this have lower ratings and are considered more speculative in nature.  Baa and BBB rated securities are considered to have speculative characteristics.  The following are bond ratings classified as investment grade by Moody’s and S&P.

	Moody’s	S&P
High-Grade	Aaa	AAA
High Quality	Aa	AA
Upper Medium-Grade	A	A
Medium-Grade	Baa	BBB

Ratings from “AA” to “B” may be modified by a plus or minus sign to show relative standings within the categories.
Portfolio Turnover.  It is not the policy of the Portfolios to purchase or sell securities for short-term trading purposes, but each Portfolio may sell securities to recognize gains or avoid potential for loss.  A Portfolio of the Trust will, however, sell any portfolio security (without regard to the time it has been held) when the Adviser believes that market conditions, credit worthiness factors or general economic conditions warrant such a sale.  Each Portfolio of the Trust presently estimates that its annualized portfolio turnover rate generally will not exceed 200%.  High portfolio turnover might generate additional transaction costs (such as brokerage commissions, sales charges or redemption fees) which are borne by the Portfolio, or adverse tax effects.
The portfolio turnover rates for the Capital, Balanced, Opportunistic and International Portfolios had increased to 60% from 10%; 17% from 7%; 24% from 7%; and 13% from 4% respectively over the last two years.  During the early portion of 2011, activity increased primarily due to thematic shifts in sector allocations that were implemented in the Portfolios. For example, the Portfolios reduced their exposure in the International, Small-cap and Mid-cap sectors and increased the positions in the Large-cap sector*. Such rebalancing caused an increase in the portfolio turnover rates. Further, Management pursued a strategy to  increase the use of actively managed mutual fund holdings by reducing ETF holdings.  During the latter portion of 2011, equity markets exhibited heightened volatility and experienced declines.  As a result,

Management used the period as an opportunity to reallocate Portfolio positions (primarily with active mutual fund positions on which no brokerage commissions are paid) with an objective of reducing the then-projected 2011 capital gain distributions to shareholders. That is, tax management strategies were employed that Management believes were of value to shareholders.  In addition, the portfolio turnover rates for the Alternative Strategies Portfolio increased to 31% from 22%.  The increase was attributable to more purchases of closed-end funds in the secondary market, priced at a discount to net asset value and ETFs.
*
For example, over the twelve month period ended December 31, 2011, the Capital Portfolio increased Large-cap exposure from 40% to 54% while reducing International positions from 18% to 10% and Small- and Mid-cap allocations from 25% to 12%.  The Balanced Portfolio increased Large-cap exposure from 14% to 18% and reduced government/corporate bonds from 18% to 12%.  The Opportunistic Portfolio increased the Large-cap sector from 32% to 41% and reduced the Small-cap sector from 20% to 15%.  The International Portfolio reduced the European sector from 27% to 23%, and Asia holdings from 23% to 19%.  The Portfolio increased the Americas sector from 19% to 23%

Investment Restrictions
The investment restrictions set forth below have been adopted for each Portfolio to limit certain risks that may result from investing in specific types of securities or from engaging in certain kinds of transactions addressed by such restrictions.  They may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Portfolio.  As provided in the Investment Company Act of 1940, as amended (the “1940 Act”), a “vote of a majority of the outstanding voting securities” of a Portfolio means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Portfolio or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.  These investment restrictions provide that the Portfolios will not:
(a)       as to 75% of the Portfolio’s total assets, invest more than 5% of its total assets in the securities of any one issuer.  (This limitation does not apply to cash and cash items, obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or securities of other investment companies.)
(b)       invest in any investment company if a purchase of its shares would result in New Century Portfolios and its affiliates owning more than 3% of the total outstanding voting stock of such investment company.
(c)       purchase more than 10% of the voting securities, or more than 10% of any class of securities of any issuer.  For purposes of this restriction, all outstanding fixed income securities of an issuer are considered as one class.
(d)       purchase or sell commodities or commodity futures contracts.
(e)       make loans of money or securities, except (i) by the purchase of fixed income obligations in which the Portfolio may invest consistent with its investment objective and policies; or (ii) by investment in repurchase agreements.
(f)       borrow money, except the Portfolio may borrow from banks (i) for temporary or emergency purposes in an amount not exceeding 5% of the Portfolio’s assets or (ii) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities, in an amount up to 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made.  While borrowings exceed 5% of the value of the Portfolio’s total assets, the Portfolio will not make additional investments.  Interest paid on borrowings will reduce net income.

(g)       pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its net assets but only to secure borrowings for temporary or emergency purposes, such as to effect redemptions.
(h)       purchase the securities of any issuer, if, as a result, more than 10% of the value of New Century Portfolios’ net assets would be invested in securities that are subject to legal or contractual restrictions on resale (“restricted securities”), in securities for which there are no readily available market quotations, in repurchase agreements maturing in more than seven days, or in shares in excess of 1% of an underlying fund’s outstanding securities, if all such securities would constitute more than 10% of the Portfolio’s net assets.
(i)        issue senior securities.
(j)        engage in the underwriting of securities except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.
(k)       purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.
(l)        invest for the purpose of exercising control or management of another company.
(m)      concentrate its investments in any industry other than registered investment companies.
(n)       make purchases of securities on “margin”.
(o)       change the Portfolios’ investment objectives.
With respect to investment restriction (m) above, although a Portfolio may not concentrate in a particular industry other than registered investment companies, it may invest in investment companies which concentrate in a particular industry.  As a result, a Portfolio may concentrate in an industry indirectly by virtue of its investments.  So long as percentage restrictions are observed by each Portfolio at the time it purchases any security, changes in values of particular Portfolio assets or the assets of the Portfolio as a whole will not cause a violation of any of the foregoing restrictions.
Underlying Funds
The underlying funds in which each Portfolio invests may invest in various obligations and employ various investment techniques.  Some of these securities and techniques are described below.
Illiquid and Restricted Securities.  An underlying fund may invest up to 15% of its net assets in illiquid securities.  Illiquid securities are securities that cannot be disposed of within seven days and in the ordinary course of business at approximately the amount at which the fund has valued it.  Illiquid securities may include securities the disposition of which would be subject to legal restrictions (so-called “restricted securities”) and repurchase agreements having more than seven days to maturity.  A considerable period of time may elapse between an underlying fund’s decision to dispose of such securities and the time when the fund is able to dispose of them.  During such time the value of the securities (and therefore the value of the underlying fund’s shares held by a Portfolio) could decline.
Foreign Securities.  An underlying fund may invest up to 100% of its assets in securities of foreign issuers.  There may be less publicly available information about these issuers than is available about companies in the U.S. and such information may be less reliable.  Foreign securities are subject to different financial and accounting standards, heightened political, social and economic risks, including the possibility of expropriation, nationalization, confiscation, confiscatory taxation, exchange controls or other foreign governmental restrictions.  An underlying fund may maintain its foreign securities in custody of non-U.S. banks and securities depositories.  All of these risks are heightened for investments in emerging markets.
Foreign securities in which the underlying funds invest may be listed on foreign stock exchanges and may trade on weekends and other days when the underlying funds or a Portfolio does not price their shares.  As a result, an underlying fund’s net asset value (“NAV”) may be significantly affected by trading on days when the Adviser does not have access to the underlying fund or a Portfolio and shareholders cannot purchase or redeem shares.  Foreign securities may be denominated in foreign currencies.  Therefore, the value of any underlying fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily.  The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.  Although underlying funds value their assets daily in U.S. dollars, they generally do not convert their holding of foreign currencies to U.S. dollars daily.  Therefore, the underlying fund may be exposed to currency risks over an extended period of time.
Emerging Market Securities. The Portfolios may invest in investment companies that invest in foreign securities issued by companies located in developing or emerging countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.
Foreign Currency Transactions.   In connection with its portfolio transactions in securities traded in a foreign currency, an underlying fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract.  Under such an agreement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the fund would enter into similar forward currency transactions in connection with the sale of foreign securities.  The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.  Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit any potential gain which might result should the value of such currency increase during the contract period.
Arbitrage.  The Portfolios may invest in underlying funds that engage in arbitrage activities such as merger arbitrage.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common risk of merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount or spread, and whether the potential reward justifies the potential risk, are functions of numerous factors affecting the risk of the acquisition.  Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on a antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.  The expected timing of each transaction is also extremely important since the length of time that the underlying fund’s capital must be committed to any given reorganization will affect the rate of return realized by the underlying fund, and delays can substantially reduce such returns.
Concentration.  An underlying fund may concentrate its investments within one industry or industry sector.  Because investments within a single industry or industry sector would all be affected by developments within that industry, an underlying fund which concentrates in an industry or industry sector is subject to greater risk than a fund which invests in a broader range of securities.  Also, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a more diversified fund.
Master Demand Notes.  Although the Portfolios themselves will not do so, underlying funds (particularly money market mutual funds) may invest up to 100% of their assets in master demand notes.  Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing corporation.  Because they are direct arrangements between the fund and the issuing corporation, there is no secondary market for the notes.  However, they are redeemable at face value, plus accrued interest, at any time.
Repurchase Agreements.  Underlying funds, particularly money market mutual funds, may enter into repurchase agreements with banks and broker-dealers under which they acquire securities subject to an agreement that the seller will repurchase the securities at an agreed upon time and price.  The Portfolios may also enter into repurchase agreements.  These agreements are considered under the 1940 Act to be loans by the fund.  If the seller should default on its obligation to repurchase the securities, the underlying fund may experience delays or difficulties in exercising its rights to realize upon the securities held as collateral and might incur a loss if the value of the securities should decline.
Loans of Portfolio Securities.  An underlying fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.
Short Sales.  An underlying fund may sell securities short.  In a short sale, the fund sells securities which it does not own, making delivery with securities “borrowed” from a broker.  The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  This price may or may not be less than the price at which the security was sold by the fund.  Until the security is replaced, the fund is required to pay to the lender any dividends or interest which accrue during the period of the loan.  In order to borrow the security, the fund may also have to pay a premium which would increase the costs of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.
The fund also must deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale).  While the short position is open, the fund must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.  Depending upon market conditions, up to 80% of the value of a fund’s net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.
The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  The fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividend or interest the fund may be required to pay in connection with a short sale.
A short sale is “against the box” if at all times when the short position is open the fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.
Options Activities.  An underlying fund may write (i.e. sell) call options (“calls”) and put options (“puts”) only if the positions are “covered” throughout the life of the option.  Generally, a position is “covered” if the fund establishes a segregated account containing the cash or securities necessary to cover the option when exercised or if the fund owns an offsetting position.
When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period.  If the call is exercised, the fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.  If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).  When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period.
An underlying fund also may purchase puts and calls.  When a fund purchases an option, it pays a premium in return for the right to sell (put) or buy (call) the underlying security at the exercise price at any time during the option period.  An underlying fund also may purchase stock index options which differ from options on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities.  Purchase of a stock index put is designed to protect against a decline in the value of the portfolio rather than an individual security in the portfolio.  If any put is not exercised or sold, it will become worthless on its expiration date.  A fund’s option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.  The underlying fund’s custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the fund.  Until the underlying securities are released from escrow, they cannot be sold by the fund.
Futures Contracts.  An underlying fund may enter into futures contracts or managed futures contracts for the purchase or sale of debt securities and stock indices.  A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date.  Futures contracts are traded on designated “contract markets” which, through their clearing corporations, guarantee performance of the contracts.  If a fund enters into a futures contract or an option on a futures contract (see below) for other than bona fide hedging purposes, only up to 5% of its net assets may then consist of initial margin deposits and premiums required to establish such positions.
Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa).  Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly.  For example, if a fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities.  If rates increased and the value of the fund’s portfolio securities declined, the value of the fund’s futures contracts would increase, thereby protecting the fund by preventing net asset value from declining as much as it otherwise would have.  Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.  For example, if the fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.  A stock index futures contract may be used to hedge an underlying fund’s portfolio with regard to market risk as distinguished from risk relating to a specific security.  A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date, a final cash settlement occurs.  Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.
There are several risks in connection with the use of futures contracts.  In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to the risk of loss.  Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into any futures on debt securities or stock index.
In addition, the market prices of futures contracts may be affected by certain factors.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets.  Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.
Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.  There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.
Options on Futures Contracts.  An underlying fund also may purchase and sell listed put and call options on futures contracts.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period.  When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option.  The fund may purchase put options on futures contracts in lieu of, and for the same purpose as a sale of a futures contract.  It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases “protective puts” on securities.
As with options on securities, the holder of an option may terminate his position by selling an option of the same series.  There is no guarantee that such closing transactions can be effected.  The fund is required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop.  Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  However, there may be circumstances when the use of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities.  Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.
Risk Factors Regarding Options, Futures and Options on Futures.  Perfect correlation between an underlying fund’s derivative positions and portfolio positions will be impossible to achieve.  Accordingly, successful use by a fund of options on stock or bond indices, financial and currency futures contracts and related options, and currency options will be subject to the investment manager’s ability to correctly predict movements in the direction of the securities and currency markets generally or of a particular segment.  If a fund’s investment manager is not successful in employing such instruments in managing a fund’s investments, the fund’s performance will be worse than if it did not employ such strategies.  In addition, a fund will pay commissions and other costs in connection with such investments, which may increase the fund’s expenses and reduce the return.  In writing options on futures, a fund’s loss is potentially unlimited and may exceed the amount of the premium received.
Positions in stock index options, stock and bond index futures contracts, financial futures contracts, foreign currency futures contracts, related options on futures and options on currencies may be closed out only on an exchange which provides a secondary market.  There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time.  Thus, it may not be possible to close such an option or futures position.  This is particularly true when trading options on foreign exchanges or the Over-the-Counter (“OTC”) market.  The inability to close options or futures positions could have an adverse impact on a fund.
When trading options on foreign exchanges or in the OTC market many of the protections afforded to exchange participants will not be available.  For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.
Leverage through Borrowing.  An underlying fund may borrow to increase its holdings of portfolio securities.  Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint.  Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the fund’s net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.
Warrants.  An underlying fund may invest in warrants, which are options to purchase equity securities at specific prices valid for a specific period of time.  The prices do not necessarily move parallel to the prices of the underlying securities.
Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.  If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price and the right to purchase the underlying security.

Convertible Securities.  An underlying fund may invest in convertible securities.  Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock.  The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.  Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.  As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.
The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock.  The value of the convertible security viewed without regard to its conversion feature (i.e. strictly on the basis of its yield) is sometimes referred to as its “investment value”.  The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates.  However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Conversion value fluctuates directly with the price of the underlying common stock.
If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholder, but may be subordinated to holders of similar non-convertible securities of the same issuer.
Description of Bond Ratings.

The following summarizes Moody’s description of its four highest bond ratings:
Aaa — Bonds are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged”;
Aa — Bonds are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds;
A — Bonds possess many favorable investment attributes and are to be considered as “upper medium-grade obligations”; and
Baa — considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Moody’s also supplies numerical indicators 1, 2 and 3 to rating categories.  The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

The following summarizes S&P’s description of its four highest bond ratings:
AAA — highest grade obligations.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong;
AA — also qualify as high-grade obligations.  A very strong capacity to meet its financial commitment on the obligation and differs from AAA issues only in a small degree;
A — regarded as upper medium grade, although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  It has a strong capacity to meet its financial commitment on the obligation; and
BBB — regarded as having adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
S&P applies indicators “+”, no character, and “-” to its rating categories.  The indicators show relative standing within the major rating categories.
High-Yield Debt Securities.  An underlying fund may invest in distressed securities, such as high-yield, lower-rated debt securities (commonly called “junk bonds”), whether they are rated or unrated.

High-yield securities are rated “BB” or below by S&P or “Ba” or below by Moody’s, or have a similar credit risk rating by another rating organization. High-yield debt securities are considered more risky than investment-grade debt because there is greater uncertainty regarding the economic viability of the issuer.

The risk of high-yield debt securities may include:
(1)	limited liquidity and secondary market support,
(2)	substantial market price volatility resulting from changes in prevailing interest rates,
(3)	subordination to the prior claims of banks and other senior lenders,
(4)
the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the underlying fund to reinvest premature redemption proceeds only in lower yielding portfolio securities,

(5)	the possibility that earnings of the issuer may be insufficient to meet its debt service, and
(6)	the issuer’s low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

As a result of the limited liquidity of high-yield debt securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the market for high-yield debt securities during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield debt securities and adversely affect the value of outstanding debt and the ability of the issuers to repay principal and interest.
Disclosure of Portfolio Holdings
The Trust maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of a Portfolio’s shareholders.  The Board of Trustees reviews these policies and procedures on an annual basis. In addition, the Board of Trustees has reviewed and approved a list of entities that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”).  The Board of Trustees has also delegated authority to the Trust’s President to provide such information in certain circumstances (as described below).  The Board of Trustees is also notified of, and reviews any requests for non-standard disclosure approved by the Trust’s President.
The Trust is required by the U.S. Securities and Exchange Commission (the “Commission”) to file the complete portfolio holdings schedule of each Portfolio with the Commission on a quarterly basis.  This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third quarters.  The portfolio holdings information provided in these reports is as of the end of the quarter in question.  Form N-CSR must be filed with the Commission no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders.  Form N-Q must be filed with the Commission no later than sixty (60) calendar days after the end of the applicable quarter.
The Trust’s principal underwriter, Weston Securities Corporation, prepares and distributes on a calendar quarter basis, Fund Product Sheets, which are advertising pieces that discuss various aspects of the Portfolios.  These Fund Product Sheets are advertising pieces that are regulated by the advertising rules of the Financial Industry Regulatory Authority, Inc. (formerly the National Association of Securities Dealers, Inc.) and the Commission.  Each Fund’s Product Sheet may contain, at a minimum, a listing of a Portfolio’s largest holdings as of the end of the calendar quarter in question.  Each Fund’s Product Sheet is posted on the Trust’s website at http://www.newcenturyportfolios.com approximately thirty (30) days after the calendar quarter end.  The Fund Product Sheets are posted at the same time as their mailing or distribution to any category of persons, including actual or potential shareholders.
The Trust’s service providers which have contracted to provide services to the Trust and its Portfolios, including, for example, U.S. Bank, N. A., the custodian and Ultimus Fund Solutions, LLC, the fund accountant require portfolio holdings information in order to perform those service and may receive non-standard disclosure.  The custodian and fund accountant receive such information on a daily basis and such information is current as of the time of receipt.  Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the Adviser, provided that the service is related to the investment advisory services that the Adviser provides to the Portfolios, and to a third-party when the Trust has a legitimate business purpose for doing so. Specifically, the Trust’s disclosure of its portfolio holdings for each Portfolio may include disclosure:
1.
To BBD, LLP, the Trust’s Independent Registered Public Accounting Firm, on at least a semi-annual basis, for use in reviewing financial reports and providing audit opinions.  Such information will generally be anywhere from one to four hundred days old.

2.	To financial printers for the purpose of preparing Trust regulatory filings. Such information will generally be thirty to sixty days old.

3.
If ever applicable, to another investment adviser or its Independent Registered Public Accounting Firm solely for the purpose of due diligence regarding a merger or acquisition.  Such information would generally be current.

4.
To the following ratings and performance tracking agencies: Vicker’s Stock Research, S&P, Morningstar, Inc., Bloomberg and Lipper, on a monthly basis, for use in developing a rating for a particular Portfolio.  Such information will generally be anywhere from one to seven days old.

5.
To service providers, such as proxy voting service providers and portfolio-management database providers in connection with their providing services benefiting the Trust, although no such arrangements currently exist.

The Trust currently has no other arrangements for the provision of non-standard disclosure to any party or shareholder.
In all instances of such non-standard disclosure, the receiving party will be instructed that such information must be kept confidential and that no trading on such information should be allowed.
Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding a Portfolio’s portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.
Non-standard disclosure of portfolio holdings may only be made pursuant to a written request that has been approved by the Board of Trustees of the Trust.  The Board of Trustees has authorized the President of the Trust to consider and approve such written requests for non-standard disclosure; provided that he promptly reports any such approval to the Board of Trustees of the Trust.

It is the Trust’s policy that neither the Trust, the Adviser nor any other party shall accept any compensation or other consideration in connection with the disclosure of information about portfolio holdings.
There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Adviser, any principal underwriter for the Trust or an affiliated person of the Trust (including such affiliated person’s investment Adviser or principal underwriter).  In such situations, the conflict must be disclosed to the Board of Trustees of the Trust, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure to protect the best interests of the Trust’s shareholders.
Investment Adviser
Weston Financial Group, Inc. (the “Adviser”), located at 100 William Street, Suite 200, Wellesley, MA 02481-3902, serves as the Investment Adviser to each Portfolio under separate investment advisory agreements (collectively the “Advisory Agreements”).
On August 31, 2005, the Adviser became a wholly-owned subsidiary of The Washington Trust Company; a Rhode Island chartered trust company.  The Washington Trust Company is a wholly-owned subsidiary of Washington Trust Bancorp, Inc., a publicly owned, registered bank holding company listed on NASDAQ under the symbol “WASH”.
The Advisory Agreements provide that the Adviser will furnish continuous investment advisory and management services to the Portfolios.  All of the Advisory Agreements continue in effect from year to year after an initial term of two years only if such continuance is approved annually by either the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the respective Portfolio of the Trust and in either case by the vote of a majority of the trustees who are not parties to the Advisory Agreements or interested persons (as such term is defined in the 1940 Act, as amended) of any party to the Advisory Agreement, voting in person at a meeting called for the purpose of voting on such approval.  Each Advisory Agreement may be terminated at any time without penalty by the Trust’s Board of Trustees or by a majority vote of the outstanding shares of the Trust, or by the Adviser, in each instance on not less than 60 days written notice and shall automatically terminate in the event of its assignment.
For its services as Investment Adviser to the New Century Capital, New Century Balanced, New Century Opportunistic and New Century International Portfolios, the Adviser receives a monthly fee from each Portfolio, at the annualized rate of 1.00% of each Portfolio’s average daily net assets for the first $100 million in assets and 0.75% of the assets exceeding that amount.  For its services as investment Adviser to the New Century Alternative Strategies Portfolio, the Adviser receives a fee from the Portfolio, at the annualized rate of 0.75% of the Portfolio’s average daily net assets.

In the interest of limiting the expenses of each Portfolio, the Adviser has entered into contractual expense limitation agreements with the Trust.  Pursuant to these expense limitation agreements, the Adviser has agreed to waive fees and/or reimburse certain other expenses so that the ratio of total operating expenses of each Portfolio is limited to 1.50% of such Portfolio’s average net assets.  This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business.  These expense limitation agreements will continue in effect until at least until March 1, 2013. The Adviser is entitled to reimbursement from a Portfolio of any fees waived or expenses reimbursed if such reimbursement does not cause such Portfolio to exceed any existing applicable expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense.  As of October 31, 2011, the Adviser did not recoup any fee waivers or expense reimbursements from the Opportunistic Portfolio.  The Adviser has recouped all fees waived and/or expenses reimbursed for the New Century Balanced, New Century International and New Century Alternative Strategies Portfolios. No fees have been waived or expenses reimbursed for the New Century Capital Portfolio.
For the fiscal years ended October 31, 2011, 2010, and 2009, the Trust paid investment advisory fees (net of fee waivers) to the Adviser as follows:
	2011	2010	2009
New Century Capital	$947,447	$890,717	$776,821
New Century Balanced	$661,438	$628,818	$585,552
New Century Opportunistic	$80,255	$54,426	$44,312
New Century International	$691,767	$883,280	$762,042
New Century Alternative Strategies	$953,484	$1,024,870	$996,203
For the fiscal years ended October 31, 2011, 2010, and 2009, the Adviser waived fees and/or reimbursed expenses pursuant to the expense limitation agreements as follows:
	2011	2010	2009
New Century Capital	$0	$0	$0
New Century Balanced	$0	$0	$0
New Century Opportunistic	$55,606	$62,510	$61,513
New Century International	$0	$0	$0
New Century Alternative Strategies	$0	$0	$0

The Adviser also serves as the Portfolios’ administrator under an agreement with the Trust on behalf of each Portfolio (the “Administration Agreement”).  The Administration Agreement provides that the Adviser will furnish the Portfolios with office space, and with any ordinary clerical and bookkeeping services not furnished by the custodian, transfer agent or distributor.  As compensation for its services as an administrator, the Adviser receives an amount equal to the salaries and expenses of the personnel who perform the administrative duties.  For the fiscal years ended October 31, 2011, 2010, and 2009, the Adviser received fees related to the administrative services provided to each Portfolio as follows:

	2011	2010	2009
New Century Capital	$33,831	$31,070	$29,834
New Century Balanced	$25,432	$23,862	$24,047
New Century Opportunistic	$10,150	$9,452	$9,406
New Century International	$26,610	$30,525	$29,369
New Century Alternative Strategies	$43,146	$44,431	$46,585

The officers and directors of the Adviser who are also officers or trustees of the Trust are as follows: Ronald A. Sugameli, Managing Director, Chief Investment Officer and Secretary of the Adviser (Vice President of the Trust); Nicole M. Tremblay, Senior Vice President and Chief Compliance Officer of the Adviser (President, CEO, and Chief Compliance Officer of the Trust), Stephen G. DaCosta, Vice President and Divisional Controller of the Adviser (Chief Financial Officer and Treasurer of the Trust), Betsy G. Hochadel, Assistant Vice President and Associate Compliance Officer of the Adviser (Secretary of the Trust), Susan K. Arnold, Vice President and Senior Financial Counselor of the Adviser (Vice President of the Trust), and Andre M. Fernandes, Vice President and Senior Financial Counselor of the Adviser (Vice President of the Trust).
Portfolio Managers
The New Century Capital, Balanced, Opportunistic and International Portfolios are managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Portfolios:
Wayne M. Grzecki has served as Portfolio Manager for the New Century Capital and Balanced Portfolios since 1995 and the Opportunistic and International Portfolios since their inception in 2000. Susan K. Arnold and Andre M. Fernandes have served as Portfolio Managers for the New Century Capital, Balanced, Opportunistic and International Portfolios since 2011, and previously served as Assistant Portfolio Managers of the Capital and Balanced Portfolios since 1998 and 2002, respectively, and for the Opportunistic and International Portfolios since 2000 and 2002, respectively.  Prior to 2011, Mr. Grzecki was the sole individual with the primary day-to-day management responsibility for the aforementioned Portfolios. In addition, William F. LeFavor became an Assistant Portfolio Manager to the New Century Capital, Balanced, Opportunistic and International Portfolios in January 2012.

Mr. Grzecki does not currently serve as the Portfolio Manager for any other registered investment company, pooled investment vehicle or other private accounts.
Mr. Grzecki served as a Managing Director and the President and Chief Operating Officer of the Adviser from 2005 to 2011 and currently serves a Portfolio Manager.  He has received, and continues to receive, compensation in the form of a fixed annual salary from the Adviser for such service.  In addition, he is entitled to receive distributions from the Adviser’s net profits pursuant to a defined bonus program.  He is not compensated based upon a Portfolio’s or private account’s pre- or after-tax performance, or the value of assets held by a Portfolio or private account.  Mr. Grzecki does not receive any additional compensation from the Adviser or the Trust for his services as Trustee.

Ms. Arnold does not currently serve as the Portfolio Manager for any other registered investment company or other pooled investment vehicle.  As of October 31, 2011, Ms. Arnold served as the manager of 88 other private accounts with total assets under management of $43,965,564. The fees received for managing these other accounts are not based upon the performance of the account.

Ms. Arnold is a Vice President and Senior Financial Counselor of the Adviser and as such receives a fixed annual salary.  In addition, she is entitled to receive distributions from the Adviser’s net profits pursuant to a defined bonus program.  She is also compensated based, in part, on the value of assets held in a Portfolio or private account she manages, and not on a Portfolio’s or private account’s pre- or after-tax performance.  Ms. Arnold does not currently receive any additional compensation from the Adviser or the Trust for her services as a Portfolio Manager of the New Century Capital, Balanced, Opportunistic and International Portfolio at this time.

Mr. Fernandes does not currently serve as the Portfolio Manager for any other registered investment company or other pooled investment vehicle.  As of October 31, 2011, Mr. Fernandes served as the manager of 97 other private accounts with total assets under management of $44,802,486.  The fees received for managing these other accounts are not based upon the performance of the account.

Mr. Fernandes is a Vice President and Senior Financial Counselor of the Adviser and as such receives a fixed annual salary.  In addition, he is entitled to receive distributions from the Adviser’s net profits pursuant to a defined bonus program.  He is also compensated based, in part, on the value of assets held in a Portfolio or private account he manages and not on a Portfolio’s or private account’s pre- or after-tax performance.  Mr. Fernandes does not currently receive any additional compensation from the Adviser or Trust for his services as a Portfolio Manager of the New Century Capital, Balanced, Opportunistic and International Portfolio at this time.

Mr. LeFavor became an Assistant Portfolio Manager for the New Century Capital, Balanced, Opportunistic and International Portfolios on January 1, 2012.  Mr. LeFavor does not currently serve as the Portfolio Manager for any other registered investment company or other pooled investment vehicle.  As of October 31, 2011, Mr. LeFavor served as the manager of 2 other private accounts with total assets under management of $697,239.  The fees received for managing these other accounts are not based upon the performance of the account.

Mr. LeFavor is an Associate Counselor of the Adviser and as such receives a fixed annual salary.  In addition, he is entitled to receive distributions from the Adviser’s net profits pursuant to a defined bonus program.  He is also compensated based, in part, on the value of assets held in a Portfolio or private account he manages and not on a Portfolio’s or private account’s pre- or after-tax performance.  Mr. LeFavor does not currently receive any additional compensation from the Adviser or Trust for his services as an Assistant Portfolio Manager of the New Century Capital, Balanced, Opportunistic and International Portfolios at this time.

Ronald A. Sugameli became the sole Portfolio Manager for the New Century Alternative Strategies Portfolio on March 1, 2005 and served as a Co-Portfolio Manager of the New Century Alternative Strategies Portfolio since the Portfolio’s inception in 2002.

Mr. Sugameli does not currently serve as the Portfolio Manager for any other registered investment company or other pooled investment vehicle.  As of October 31, 2011, Mr. Sugameli served as the manager of 195 other private accounts with total assets under management of $169,992,092.  The fees received for managing these other accounts are not based upon the performance of the account.

Mr. Sugameli is a Managing Director, Chief Investment Officer and Secretary of the Adviser and as such receives a fixed annual salary.  In addition, he is entitled to receive distributions from the Adviser’s net profits pursuant to a defined bonus program.  He is not compensated based upon a Portfolio’s or private account’s pre- or after-tax performance, or the value of assets held by a Portfolio or private account.  Mr.

Sugameli does not receive any additional compensation from the Adviser or Trust for his services as Portfolio Manager of the New Century Alternative Strategies Portfolio at this time.

Matthew D. Biggar became an Assistant Portfolio Manager for the New Century Alternative Strategies Portfolio on August 18, 2011.  Mr. Biggar does not currently serve as the Portfolio Manager for any other registered investment company or other pooled investment vehicle.  As of October 31, 2011, Mr. Biggar served as the manager of 118 other private accounts with total assets under management of $90,678,889.  The fees received for managing these other accounts are not based upon the performance of the account

Mr. Biggar is a Vice President and Senior Financial Counselor of the Adviser and as such receives a fixed annual salary.  In addition, he is entitled to receive distributions from the Adviser’s net profits pursuant to a defined bonus program.  He is also compensated based, in part, on the value of assets held in a Portfolio or private account he manages and not on a Portfolio’s or private account’s pre- or after-tax performance.  Mr. Biggar does not currently receive any additional compensation from the Adviser or Trust for his services as an Assistant Portfolio Manager of the New Century Alternative Strategies Portfolio at this time.

Ronald D. Halterman became an Assistant Portfolio Manager for the New Century Alternative Strategies Portfolio on August 18, 2011.  Mr. Halterman does not currently serve as the Portfolio Manager for any other registered investment company, pooled investment vehicle or other private account.

Mr. Halterman is a Senior Financial Associate of the Adviser and as such receives a fixed annual salary. In addition, he is entitled to receive distributions from the Adviser’s net profits pursuant to a defined bonus program.  Mr. Halterman does not currently receive any additional compensation from the Adviser or Trust for his services as an Assistant Portfolio Manager of the New Century Alternative Strategies Portfolio at this time.

The Adviser does not believe that any material conflicts exist between Messrs. Grzecki’s, Fernandes’ LeFavor’s Sugameli’s, Biggar’s, Halterman’s or Ms. Arnold’s portfolio management of the Portfolios and their management of the private accounts.  Since both the Portfolios and the private accounts invest all of their assets in other registered investment companies, the allocation of investment opportunities is not an issue.  In addition, the closed-end and exchange traded funds that the Portfolios invest in are widely traded on U.S. exchanges and so the amount of such securities available and the allocation of such securities is also not an issue.

The following individuals serve as Analysts and perform research services for the New Century Capital, Balanced, Opportunistic, and International Portfolios: Timothy R. Couture, Erik R. Marr and Walter H. Riester.  In addition, Brian Hennessy serves as Analyst and performs research services for the New Century Alternative Strategies Portfolio.

As of October 31, 2011, the Portfolio Managers beneficially owned the following dollar range of equity securities in each Portfolio they manage and in the Trust:
(1) Name of Portfolio Manager	(2) Dollar Range of Equity Securities in the Portfolio	(3) Aggregate Dollar Range of Equity Securities in All Portfolios of the Trust
Susan K. Arnold	$100,001 to $500,000 in the Capital Portfolio $50,001 to $100,000 in the Opportunistic Portfolio $50,001 to $100,000 in the International Portfolio	$100,001 to $500,000
Matthew D. Biggar	$10,001 to $50,000 in the Alternative Strategies Portfolio	$10,001 to $50,000
Andre M. Fernandes	$10,001 to $50,000 in the Capital Portfolio	$10,001 to $50,000
Wayne M. Grzecki	$500,001 to $1,000,000 in the Capital Portfolio $100,001 to $500,000 in the Balanced Portfolio $100,001 to $500,000 in the Opportunistic Portfolio $100,001 to $500,000 in the International Portfolio	Over $1,000,000
Ronald D. Halterman	None	None
William F. LeFavor	None	None
Ronald A. Sugameli	$500,001 to $1,000,000 in the Alternative Strategies Portfolio	Over $1,000,000

Distributor and Distribution Plan
Pursuant to a Distribution Agreement between the Trust and Weston Securities Corporation (the “Distributor”) on behalf of each Portfolio, the Distributor is the exclusive agent for each Portfolio’s capital shares, and has the right to select selling dealers to offer the shares to investors.  The principal business address of the Distributor is 100 William Street, Suite 200, Wellesley, Massachusetts 02481-3902.  Until August 31, 2005, the Distributor was a wholly-owned subsidiary of the Adviser.  In connection with the Transaction, the Distributor is now a wholly-owned subsidiary of Washington Trust Bancorp, Inc.
The Portfolios each have a Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act, which allows each Portfolio to pay up to 0.25% of its average daily net assets to the Distributor for activities primarily intended to sell shares of the Portfolio.  In addition, the Distributor receives sales commissions and other compensation in connection with the purchase of investment company shares by each Portfolio.  The Distributor voluntarily has agreed to waive payments made by each Portfolio pursuant to the Plan in amounts equal to the sales commissions and other compensation that it receives in connection with the purchase of investment company shares by each Portfolio.  It is anticipated that each Portfolio’s Plan will benefit its shareholders by offering shareholder servicing, the potential to increase assets and thereby offer economies of scale, and the potential to avoid a decrease in assets and portfolio liquidations through redemption activity.
The following tables set forth the corresponding dollar amounts for the Portfolios for the last three fiscal years.

	Fiscal Year Ended October 31, 2011	Fiscal Year Ended October 31, 2010	Fiscal Year Ended October 31, 2009
New Century Capital
Gross amount payable by Portfolio under Plan	$239,569	$223,103	$188,569
Amount waived by Distributor (equals sales commissions and compensation it received in connection with the underlying investments by the Portfolio)	$(31,267)	$(53,972)	$(42,566)
Net amount paid by Portfolio to Distributor under Plan	$208,302	$169,131	$146,003
New Century Balanced
Gross amount payable by Portfolio under Plan	$165,320	$156,181	$143,839
Amount waived by Distributor (equals sales commissions and compensation it received in connection with the underlying investments by the Portfolio)	$(33,531)	$(35,053)	$(26,361)
Net amount paid by Portfolio to Distributor under Plan	$131,789	$121,128	$117,478
New Century Opportunistic
Gross amount payable by Portfolio under Plan	$33,965	$29,207	$26,472
Amount waived by Distributor (equals sales commissions and compensation it received in connection with the underlying investments by the Portfolio)	$0	$0	$(189)
Net amount paid by Portfolio to Distributor under Plan	$33,965	$29,207	$26,283
New Century International
Gross amount payable by Portfolio under Plan	$172,458	$221,590	$185,300
Amount waived by Distributor (equals sales commissions and compensation it received in connection with the underlying investments by the Portfolio)	$(10,075)	$(12,484)	$(17,430)
Net amount paid by Portfolio to Distributor under Plan	$162,383	209,106	$167,870
New Century Alternative Strategies
Gross amount payable by Portfolio under Plan	$315,358	$340,944	$326,034
Amount waived by Distributor (equals sales commissions and compensation it received in connection with the underlying investments by the Portfolio)	$(116,041)	$(110,026)	$(148,525)
Net amount paid by Portfolio to Distributor under Plan	$199,317	$230,918	$177,509

The following lists the principal expenses incurred by the Trust under the Plan during the fiscal year ended October 31, 2011:

New Century Portfolios
Delivery	$2,125
Presentations/Sales Literature Filing	$15,953
Postage	$981
Compensation to Sales Personnel	$16,008
Compensation to Broker/Dealers	$150,813
Supplies/Printing	$14,315
Registrations	$57,756
Telephone	$3,052

Under the Distribution Agreement, the expenses of printing all sales literature, including prospectuses to other than existing shareholders of the Trust, are to be borne by the Distributor.  Wayne M. Grzecki, Ronald A. Sugameli, Nicole M. Tremblay, Betsy G. Hochadel, officers or trustees of the Trust, are also General Securities Principals of the Distributor and Stephen G. DaCosta is an officer of the Trust and a Financial Operations Principal of the Distributor. Susan K. Arnold and Andre M. Fernandes are also officers of the Trust and Registered Representatives of the Distributor. Therefore, the Distributor is an affiliated person of the Trust.

Although the Plans may be amended by the Board of Trustees, any change in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders.  The total amounts paid by the Portfolios under the foregoing arrangements may not exceed the maximum limit specified in the Plan, and the amounts and purposes of expenditures under the Plans must be reported to the Board of Trustees quarterly.

The Distribution Agreement provides that it will continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the respective Portfolio of the Trust.  In either case, by the vote of a majority of the trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act), voting in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement will terminate automatically in the event of its assignment.

Allocation of Portfolio Brokerage

The Adviser, in effecting the purchases and sales of portfolio securities for the account of the Trust, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Trust or the Adviser by such member, broker, or dealer.  Such services may include, but are not limited to, any one or more of the following:  information as to the availability of securities for purchase or sale; statistical or factual information; or opinions pertaining to investments.  The Adviser may use research and services provided by brokers and dealers in servicing all its clients, however, not all such services will be used by the Adviser in connection with the Portfolios.  Fund orders may be placed with an affiliated broker-dealer, and in such case, the Distributor will receive brokerage commissions.  However, portfolio orders will be placed with the Distributor only where the price being charged and the services being provided compare favorably with those which would be charged to the Trust by non-affiliated broker-dealers, and with those charged by the Distributor to other unaffiliated customers, on transactions of a like size and nature.

For the fiscal years ended October 31, 2011, 2010, and 2009, the Portfolios paid brokerage commissions (including markups on principal transactions) as follows:

	2011	2010	2009
New Century Capital	$61,596	$11,930	$4,155
New Century Balanced	$23,574	$2,205	$13,320
New Century Opportunistic	$6,232	$4,317	$3,302
New Century International	$26,871	$58,449	$16,762
New Century Alternative Strategies	$40,895	$35,387	$26,486

The principal reasons for changes in the brokerage commissions paid by the Portfolios during the three years for the Capital, Balanced and Opportunistic Portfolios were primarily attributable to turnover in the underlying fund positions due to investment and tax management strategies, and shareholder cash flow.  In addition to other strategies employed by the Portfolios (as discussed in the Portfolio Turnover section above), the Portfolios increased their underlying positions in actively managed funds while reducing certain positions in ETFs, thus generating brokerage commissions. The International Portfolio’s brokerage commissions decreased in 2011 from 2010 primarily due to the fact that the strategy to increase the underlying fund positions in actively managed funds was completed in 2010 and no substantial shifts were required in 2011.   The brokerage commissions have steadily increased from 2009 to 2011 in the Alternative Strategies Portfolio primarily due to increased purchases of close-end funds, in the secondary market, priced at a discount to net asset value and ETFs.
The Adviser is responsible for making each Portfolio’s investment decisions subject to instructions described in the Prospectus.  The Board of Trustees may however impose limitations on the allocation of portfolio brokerage.
The Portfolios expect that most purchases and sales of portfolio securities, including money market securities, will be principal transactions.  Such securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities.  There will usually be no brokerage commissions paid by the Portfolios for such purchases.  Purchases from the underwriters will include the underwriter commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked price.
Transfer Agent and Fund Accounting Agent
Ultimus Fund Solutions, LLC, (“Ultimus”, or the “Transfer Agent”), serves as the transfer agent, dividend disbursing agent and redemption agent for redemptions pursuant to a Transfer and Dividend Disbursing

Agency Agreement.  Ultimus also serves as the fund accounting services agent for each of the Portfolios pursuant to a Fund Accounting Agreement.  The principal business address of Ultimus is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
Ultimus provides all the necessary facilities, equipment and personnel to perform the usual or ordinary services of transfer and dividend paying agent, including: receiving and processing orders and payments for purchases of shares, opening shareholder accounts, preparing annual shareholder meeting lists, mailing shareholder reports and prospectuses, withholding certain taxes on non-resident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all shareholders, facilitating the process, or in some cases, preparing and mailing confirmation forms to shareholders for all purposes and redemption of the Portfolios’ shares and all other confirmable transactions in shareholders’ accounts, recording reinvestment of dividends and distributions of the Portfolios’ shares and causing redemption of shares for and disbursements of proceeds to withdrawal plan shareholders.
Ultimus also provides all necessary facilities, equipment and personnel to perform the usual or ordinary services as fund accounting agent, such as keeping current the books, accounts, records and journals of each Portfolio and calculating the daily NAV per share of each Portfolio.  Ultimus also assists, as necessary, in providing information necessary for calculating distributions, tax reporting, preparing the semi-annual and annual reports, updating the prospectus and SAI, and monitoring each Portfolio’s compliance with the Code.
Purchase of Shares
The shares of each Portfolio of the Trust are continuously offered by the Distributor.  Orders for the purchase of shares of a Portfolio of the Trust received by the Transfer Agent prior to 4:00 p.m. (Eastern time) on any day the New York Stock Exchange is open for trading will be confirmed at the net asset value next determined (based upon valuation procedures described under “Determination of Net Asset Value”) as of the close of the Transfer Agent’s business day, normally 4:00 p.m. (Eastern time).  Orders received by the Transfer Agent after 4:00 p.m. will be confirmed at the next day’s price.
You may purchase shares directly from the Distributor.  You may also buy shares through accounts with brokers or other institutions that are authorized to place trades in shares of the Portfolios for their customers.  If you invest through an authorized institution, you will have to follow its procedures.  Your institution may charge a fee for its services, in addition to the fees charged by a Portfolio.  You will also, generally, have to address your correspondence or questions regarding a Portfolio or your account, to the authorized institution.
Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Trust on time.  Certain authorized institutions have agreements with the Trust that allow them to enter confirmed purchase or redemption orders on behalf of clients.  Under this arrangement, the authorized institution must send your payment by the time the applicable Portfolio prices its shares on the following day.  If your authorized institution fails to do so, it, and not the Trust, will be responsible for any resulting fees or losses.
Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of shares of a Portfolio.  The amount and applicability of such fee is determined by, and disclosed to, its customers by each individual authorized institution.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to charges described in the prospectus and this SAI.  Your authorized institution will provide you with specific information about any processing or service fees you will be charged.
Tax-Sheltered Retirement Plans.  Shares of each Portfolio of the Trust are available to all types of tax-deferred retirement plans including custodial accounts described in Sections 401(k) and 403(b)(7) of the

Internal Revenue Code.  Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions.  You can transfer an existing plan into a Portfolio or set up a new plan in the manner described below.
Individual Retirement Accounts (IRA).  Individuals, who are not active participants (and, when a joint return is filed, who do not have a spouse who is an active participant) in an employer maintained retirement plan are eligible to contribute on a deductible basis to an IRA account.  The IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes not in excess of certain specified limits.  All individuals may make non-deductible IRA contributions to a separate account to the extent that they are not eligible for a deductible contribution.  Income earned by an IRA account will continue to be tax deferred.   Special IRA programs are available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans.  SEP-IRAs (Simplified Employee Pension-IRA) are accounts funded by employer contributions. SIMPLE IRAs (Savings Incentive Match Plan for Employees) are accounts that may be established by employers and allow eligible employees to contribute part of their pre-tax compensation to the plan.  SIMPLE and SEP-IRAs relieve the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.
If you have received a lump sum distribution from another qualified retirement plan, you may roll over all or part of that distribution into a New Century Portfolios IRA.  Your roll-over contribution is not subject to the limits on annual IRA contributions.  By acting within applicable time limits of the lump sum distribution you can continue to defer Federal income taxes on your lump sum contribution and on any income that is earned on that contribution.
Roth IRA.  A Roth IRA permits certain taxpayers to make a non-deductible contribution.  Provided an investor does not withdraw money from his or her Roth IRA for a 5-year period, beginning with the first tax year for which the contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2.  Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances.  Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year.  .
Tax-Sheltered Custodial Accounts.  If you are an employee of a public school, state college or university, or an employee of a non-profit organization exempt from tax under Section 501(c)(3) of the Internal Revenue Code, you may be eligible to make contributions into a custodial account (pursuant to section 493(b)(7) of the Code) which invests in shares of the Portfolios.  Such contributions, to the extent that they do not exceed certain limits, are excludable from the gross income of the employee for federal income tax purposes.
How to Establish Retirement Accounts.  All the foregoing retirement plan options require special applications or plan documents.  Please call us to obtain information regarding the establishing of retirement plan accounts.  In the case of IRA and KEOGH Plans, U.S. Bank, N.A. acts as the plan custodian and charges nominal fees in connection with plan establishment and maintenance.  These fees are detailed in the plan documents.  You may wish to consult with your attorney or other tax advisor for specific advice prior to establishing a plan.
Systematic Withdrawal Plan.  You can arrange to make systematic cash withdrawals from your account monthly, quarterly or annually.  If the periodic amount you elect to withdraw is more than the increase of any income or gains in your account, the withdrawals can deplete the value of your account.  If the withdrawals are to be sent to someone who is not a registered owner of the shares, a signature guarantee is required on your application for this service.  The Trust bears the cost of providing this plan at the present time.  Please contact the Distributor to obtain information or an application.  The Trust may refuse to establish a systematic withdrawal plan for an account under $10,000 or a withdrawal payment under $50.

Determination of Net Asset Value
The Net Asset Value (“NAV”) per share of each Portfolio is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the Exchange is open.  Generally, the price you receive upon selling or redeeming a share of a Portfolio is its NAV; except that, the redemption of shares held for less than 30 days from the date of initial purchase is subject to a redemption fee of 2.00% of the redemption proceeds. The NAV is calculated by taking the total value of a Portfolio’s assets, subtracting its liabilities, and then dividing by the number of shares that have already been issued. This is a standard calculation, and forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Your order will be priced at the next NAV calculated after the Transfer Agent receives your order in proper form.
Each Portfolio’s investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Trust’s Board of Trustees.  Investments in other open-end registered investment companies are valued at their net asset value as reported daily by such underlying fund.  The prospectuses for the underlying funds explain the circumstances under which those registered investment companies will use fair value pricing and the effects of using fair value pricing.  Investments in closed-end investment companies, exchange-traded funds (“ETFs”), and direct investments in securities are valued at market prices.  Investments in such securities that are traded on a national securities exchange are generally valued at the last reported sales price or the official closing price.  Securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price.  The Portfolios may use pricing services to determine market value.
Frequent Purchases and Redemptions of Shares
The Portfolios are intended as long-term investment vehicles and not to provide a means of speculating on short-term market movements.  In addition, excessive trading can hurt a Portfolio’s performance and shareholders.  Accordingly, it is the policy of the Trust not to enter into any arrangements to permit frequent purchases or redemptions of shares of any Portfolio.  A 2.00% redemption fee is imposed on any shares redeemed within 30 days of their initial purchase.  This redemption fee applies to all shareholders and accounts; however each Portfolio reserves the right to waive such redemption fees on employer sponsored retirement accounts.  Any redemption fees are credited to the applicable Portfolio.  This redemption fee is imposed to prevent short-term trading and to offset transaction and other costs associated with short-term trading.
Leadership Structure and Board of Trustees
Board Responsibilities. The members of the Board of Trustees of the Trust are fiduciaries for the Portfolios’ shareholders and are governed by the law of the Commonwealth of Massachusetts in this regard.  Each trustee is responsible for overseeing the Portfolios and the trustees have established policies for the operation of the Portfolios, and appointed the officers who conduct the day-to-day business operations of the Portfolios.  The trustees serve as trustee to each of the five investment portfolios offered by the Trust.  Further, the trustees have approved contracts, as described herein, under which certain service providers provide essential management services to the Trust.
Members of the Board. Set forth below are the names, age, position held with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as a Trustee and principal executive officers of the Trust.

Name, Address And Age	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Wayne M. Grzecki, Esq. 100 William Street, Ste. 200 Wellesley, MA 02481 (age 61)	Since 2010 1996 to 2011	Trustee President (CEO)	Portfolio Manager since 1995; Formerly, President, Chief Operating Officer and Director, Weston Financial Group, Inc.; President, Director, General Securities Principal Weston Securities Corporation.	5	None
Non-Interested Trustees
Stanley H. Cooper, Esq. One Ashford Lane Andover, MA 01810 (age 65)	Since 2008 Since 1988	Chairman of Board Trustee	Attorney in private practice.	5	None
Roger A. Eastman, CPA 10682 Gulfshore Drive C-103 Naples, FL 34108 (age 81)	Since 1989	Chairman of Audit Committee, Trustee	Retired.	5	None
Michael A. Diorio, CPA 11 Calvin Drive Milford, MA 01757 (age 66)	Since 1988	Trustee	Financial Consultant; Formerly Executive Director, Milford Housing Authority (2004 – 2009).	5	Director, The Milford National Bank & Trust Company since 1996.
Officers
Nicole M. Tremblay, Esq. 100 William Street, Ste. 200 Wellesley, MA 02481 (age 38)	Since 2011 Since 2002 2002 to 2011	President (CEO) Chief Compliance Officer Chief Financial Officer, Treasurer, Secretary	Senior Vice President, Chief Compliance Officer, Weston Financial Group, Inc.; President, Chief Compliance Officer, General Securities Principal, Weston Securities Corporation.	-	-
Ronald A. Sugameli 100 William Street, Ste. 200 Wellesley, MA 02481 (age 59)	Since 1997	Vice President	Portfolio Manager since 2002; Managing Director, Chief Investment Officer, Secretary, Weston Financial Group, Inc.; Vice President, Secretary, Weston Securities Corporation.	-	-
Stephen G. DaCosta 100 William Street, Ste. 200 Wellesley, MA 02481 (age 56)	Since 2011	Chief Financial Officer, Treasurer	Vice President, Divisional Controller, Weston Financial Group, Inc.; Vice President, Divisional Controller, Financial Operations Principal, Weston Securities Corporation.	-	-
Betsy G. Hochadel 100 William Street, Ste. 200 Wellesley, MA 02481 (age 29)	Since 2011	Secretary	Assistant Vice President, Associate Compliance Officer, Weston Financial Group, Inc; Lead Operations Specialist II, Brown Brothers Harriman & Co. (2006 - 2008)	-	-

Name, Address And Age	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Susan K. Arnold 100 William Street, Ste. 200 Wellesley, MA 02481 (age 53)	Since 1998 1998 to 2011	Vice President Assistant Treasurer	Portfolio Manager since 2011; Assistant Portfolio Manager 1998 to 2011; Vice President, Senior Financial Counselor, Weston Financial Group, Inc.; Registered Representative, Weston Securities Corporation	-	-
Andre M. Fernandes 100 William Street, Ste. 200 Wellesley, MA 02481 (age 32)	Since 2011	Vice President	Portfolio Manager since 2011; Assistant Portfolio Manager 2002 to 2011; Vice President, Senior Financial Counselor, Weston Financial Group, Inc.; Registered Representative, Weston Securities Corporation	-	-

*
Wayne M. Grzecki is considered to be “interested person” of the Adviser and Trust, within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 Act, as amended. Mr. Grzecki is an interested person because he is an employee of the Adviser.

_________________

Composition of the Board.
With respect to the composition of the Board, there are currently four members, three of whom are independent Trustees; thus, 75% of the Board is presently independent.  The independent Trustees have concluded that a four member board is an appropriate size based upon the size and complexity of the Trust.  In addition, the Independent Chairman of the Board, Stanley H. Cooper, has significant investment experience and is a skilled attorney by trade.  Further, the former President of the Trust for the past 16 years and the newest Trustee, Wayne M. Grzecki, is also an attorney by trade and has been with the Adviser since 1986 and with the Trust since 1996.  The Board has determined it was appropriate to maintain an independent Trustee as Chairman of the Board and Chairman of the Audit Committee whereas the former President of the Trust, as well as the current President of the Trust, is an officer of the Adviser and Distributor.  The independent Trustees currently consist of two Certified Public Accountants (“CPAs”) and one attorney.  It is important to note that two of the independent Trustees have served on the Board since the Trust’s inception in 1988 and the third member has served since 1989.  As previously noted, the Audit Committee is chaired by a non-interested Trustee; Roger Eastman, who also serves as the lead independent trustee and as a financial expert to the Trust.  The Trust believes it is important to maintain a non-interested lead independent Trustee who can be the voice of the independent Trustees and the primary contact for Management.  The independent Trustees, as well as the entire Board, annually perform a self-assessment on the current members, which includes a review of their backgrounds, professional experience, qualifications and skills.
Composition of the Committees.  The independent Trustees annually review the Trust’s committee structure.  The Board has two standing committees: an Audit Committee and a Nominating Committee.  Based upon the size and number of Portfolios within the Trust, it has been decided that the two committees were sufficient.  The Trust‘s Audit Committee of the Board is composed of Messrs. Cooper, Diorio and Eastman, all of whom are independent Trustees.  The Audit Committee generally meets each quarter immediately before the regular meeting of the Board of Trustees.  The functions of the Audit Committee are to meet with the Trust’s Independent Registered Public Accounting Firm to review the scope and findings of the annual audit, discuss the Trust’s financial and accounting policies, discuss any recommendations of the Independent Registered Public Accounting Firm with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board of Trustees the selection of the Independent Registered Public Accounting Firm, and perform such other duties as may be assigned to the Audit Committee by the Board of Trustees.  The Audit Committee typically meets each quarter with the Trust’s Chief Compliance Officer and the Trust’s Chief Financial Officer and Treasurer.  The Audit Committee also meets quarterly with a representative of the Trust’s independent registered public accounting firm.  The Audit Committee is chaired by Mr. Eastman, who also serves as a financial expert.  In 2009, Mr. Diorio was elected to serve as a co-financial expert with Mr. Eastman, both of whom are CPAs by trade. Until, October, 2009, Mr. Diorio was an Executive Director for a local housing authority and currently serves as a Director of the Milford National Bank and Trust Company.   During its most recent fiscal year ended October 31, 2011, the Audit Committee met four times.

The Trust has a standing Nominating Committee of the Board composed of Messrs. Cooper, Diorio and Eastman.  The Nominating Committee is responsible for the selection and nomination of candidates to serve as trustees of the Trust.  Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the Nominating Committee is willing to consider nominations received from shareholders.  Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Trust, in writing, at the address listed on the cover of this SAI.  Currently, the Nominating Committee does not have a specific diversity policy for identifying nominees for trustee, however; the Nominating Committee seeks to nominate qualified candidates to serve as trustee.  During the Trust’s most recent fiscal year ended October 31, 2011, the Nominating Committee did not meet.

Board Meetings and Risk Oversight.  The Board’s role in the risk oversight of the Trust consists of monitoring risks identified during regular and special reports to the Audit Committee of the Board, as well as regular and special reports to the full Board prepared by the Portfolios’ Adviser and Chief Compliance Officer.  In addition to monitoring such risks, the Audit Committee takes a lead role in receiving reports from Management regarding risk assessment and management.  The Portfolios are subject to a number of risks, including investment, compliance, financial, operational, and valuation risks.  The Portfolios’ officers and service providers, which are responsible for the day-to-day operations of the Portfolios, implement risk management in their daily activities.  Further, the Board oversees efforts by Management and service providers to manage risks to which the Portfolios of the Trust may be exposed.  For example, the Board meets with the Portfolio Managers and receives regular reports regarding investment and financial performance of the Portfolios, overall market and economic conditions, and various investment risks of the Portfolios.

The Audit Committee typically meets quarterly with the Chief Compliance Officer and the Chief Financial Officer and receives regular reports regarding operational risks, legal and regulatory developments that may impact the Portfolios, risks related to the valuation and liquidity of underlying portfolio securities, and risks related to distribution of the Trust’s shares.  Oversight of compliance risks is also within the purview of the Audit Committee with respect to their designated areas of responsibility. From its review of management reports and discussions with management, the Audit Committee learns in detail about the material risks of the Portfolios of the Trust, enabling the independent chairs and other independent members of the Audit Committee to discuss these risks with the full Board, thereby facilitating a dialogue about how Management and service providers should mitigate those risks.

Therefore, the Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings and at the Audit and/or Nominating Committee meetings (as appropriate).  The Committees in turn report to the full Board and recommend actions and approvals for the full Board to take.

Furthermore, the independent Trustees annually review the number of Board meetings and Committee meetings held, as well as the substance of those meetings.  In general, the Board meets quarterly and the independent Trustees reserve the right to meet outside the presence of Management as needed.  If necessary, additional meetings are scheduled both in-person and via telephone conference call.  The independent Trustees are always willing to make themselves available to Management of the Trust and vice versa.  Mr. Eastman serves as a lead independent Trustee and maintains an open line of communication with Management.  In addition, the Board has access to counsel for the Trust and the independent Trustees, for consultation concerning any issues that may occur during or between regularly scheduled Board meetings.

The leadership structure currently in place is critical to the Trust, and to the investors, to maintain a fair and balanced approach to overseeing the Portfolios.  Furthermore, the Board has determined that the current leadership structure is most appropriate based upon the size and complexity of the Trust and to provide greater transparency for investors as to how the Board functions.  The independent Trustees have further concluded that the background, professional experience and qualifications of the entire Board has served to enhance its risk oversight capabilities with respect to the Trust’s activities.  In particular, the Board is confident in the risk oversight process that has been established by Management. On an annual basis, the CCO of the Trust, who serves at the pleasure of the Board, presents written annual reports on the Trust’s and its service providers’ Compliance Programs pursuant to Rule 38(a)-1 of the Investment Company Act of 1940, as amended, for review and approval. The purpose of the annual reviews is to consider any changes in the Trust’s activities, any material compliance matters that have occurred in the past year and any new regulatory requirements or developments.   In addition, the Trust’s Adviser and other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities, which is documented in the written annual reports presented to the Board for review and approval. Appropriate revisions of the Trust’s policies or procedures are made and reviewed to help ensure that the policies and procedures are adequate and effective to ensure compliance with applicable Federal Security Regulations. The annual reviews are approved by the Board on an annual basis in conjunction with the Board’s risk oversight process.  Furthermore, the Board believes the risk oversight process is a key competence of the Board, and that additional disclosures will improve investor and shareholder understanding of the role of the Board in the organization’s risk management practices.  In addition, the risk oversight process allows the Board to review and assess any material risks facing the Trust or its service providers.

Management.  Nicole M. Tremblay, President, CEO and Chief Compliance Officer of the Trust, is a Senior Vice President and Chief Compliance Officer of the Adviser, and the President, Chief Compliance Officer and General Securities Principal of the Distributor.  Ms. Tremblay has been with the Adviser since 2002 and prior thereto was Chief Compliance Officer and Counsel to Goldk and prior as Independent Counsel to Allmerica Financial.  Ms. Tremblay is currently licensed to practice law in Massachusetts, New York and before the Supreme Court of the United States of America.

Wayne M. Grzecki, Interested Trustee of the Trust, is a Portfolio Manager and was previously the President, Chief Operating Officer and a Managing Director of the Adviser, and President and General Securities Principal of the Distributor through June 2011. In addition, Mr. Grzecki serves as a Portfolio Manager to the New Century Capital Portfolio and Balanced Portfolio since 1995; and the Opportunistic Portfolio and International Portfolio since their inception in 2000.   Mr. Grzecki has been with the Adviser since 1986 and was formerly the President of the Trust from 1996 through 2011.  Prior thereto was an attorney with the Boston law firm; Hale and Dorr and the New York law firm Cadwalader, Wickersham & Taft, LLP where he was responsible for general corporate, partnership and individual tax matters.

Ronald A. Sugameli, Vice President of the Trust, is a Managing Director, Chief Investment Officer and Secretary of the Adviser, and a Vice President, Secretary and General Securities Principal of the Distributor.  Mr. Sugameli has been the Portfolio Manager of the Alternative Strategies Portfolio since its inception in 2002.  Mr. Sugameli has been with the Adviser since 1984 and prior thereto was an attorney with the law firm; Willkie, Farr & Gallagher in New York City where he was responsible for structuring, documenting, due diligence and regulatory approvals for stock, bond and real estate syndication offerings. In 1980 Mr. Sugameli joined the firm of Gaston Snow Beekman & Bogue continuing to specialize in securities, corporate and tax law.

Stephen G. DaCosta, Chief Financial Officer and Treasurer of the Trust, is a Vice President and Divisional Controller of the Adviser, and Vice President, Divisional Controller and Financial Operations Principal of the Distributor.  Mr. DaCosta has been with the Adviser since 1998.  Prior to joining the Adviser, Mr. DaCosta was employed by Zurich Payroll Solutions, ACA-Pay USA and Key-ACA, Inc. in the capacities of Divisional Controller and Controller.

Betsy G. Hochadel, Secretary of the Trust, is an Assistant Vice President and Associate Compliance Officer of the Adviser and a General Securities Principal of the Distributor.  Ms. Hochadel has been with the Adviser since 2008. Prior to joining the Adviser, Ms. Hochadel was employed by Brown Brothers Harriman & Co. where she worked in Portfolio Operations and before that at Investors Bank & Trust as a Fund Accountant.

Susan K. Arnold, Vice President and Portfolio Manager of the Capital, Balanced, Opportunistic and International Portfolios, is a Vice President and Senior Financial Counselor of the Adviser, and a Registered Representative of the Distributor.  Ms. Arnold has been with the Adviser since 1993.  She is a CFP® practitioner and a voting member of the Adviser’s Investment Committee.  In addition, she earned a Masters of Science in Personal Financial Planning from Bentley University. Prior to joining the Adviser, she was employed by Gulf Resources in Boston.

Andre M. Fernandes, Vice President and Portfolio Manager of the Capital, Balanced, Opportunistic and International Portfolios, is a Vice President and Senior Financial Counselor of the Adviser, and a Registered Representative of the Distributor.  Mr. Fernandes has been with the Adviser since 2000.  He is a CFP® practitioner and a voting member of the Adviser’s Investment Committee. In addition, he completed the CFP® Professional Education Program at the College for Financial Planning.

William F. LeFavor, Assistant Portfolio Manager of the Capital, Balanced, Opportunistic and International Portfolios, is an Associate Counselor of the Adviser, and a Registered Representative of the Distributor.  Mr. LeFavor has been with the Adviser since 2005.  He is a CFP® practitioner and a voting member of the Adviser’s Investment Committee.  In addition, he earned his Master’s of Science in Financial Planning from Bentley University, graduating with Highest Distinction.

Matthew D. Biggar, Assistant Portfolio Manager of the Alternative Strategies Portfolio, is a Vice President and Senior Financial Counselor of the Adviser, and a Registered Representative of the Distributor.  Mr. Biggar has been with the Adviser since 2001.  He is a CFP® practitioner, chartered financial analyst and a voting member of the Adviser’s Investment Committee.  In addition, he earned his Masters in Taxation at Bentley University.

Ronald D. Halterman, Assistant Portfolio Manager of the Alternative Strategies Portfolio, is a Senior Financial Associate of the Adviser, and a Registered Representative of the Distributor.  Mr. Halterman has been with the Adviser since 2008.  He is a CFP® practitioner, and has achieved the CLU® designation.

Each trustee will hold office until the Trust’s next annual meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.  Each officer holds office at the pleasure of the Board of Trustees and serves for a term of one year or until their successor is duly elected and qualified.

As of December 31, 2011, the trustees beneficially owned the following dollar range of equity securities in each Portfolio and the Trust:
(1) Name of Trustee	(2) Dollar Range of Equity Securities in the Portfolio	(3) Aggregate Dollar Range of Equity Securities in All Portfolios of the Trust
Wayne M. Grzecki, Esq.
Over $100,000 in the Capital Portfolio
Over $100,000 in the Balanced Portfolio
Over $100,000 in the Opportunistic Portfolio
Over $100,000 in the International Portfolio
$50,001 to $100,000 in the Alternative Strategies Portfolio
Over $100,000
Stanley H. Cooper, Esq.	Over $100,000 in the Capital Portfolio $10,001 to $50,000 in the Balanced Portfolio $1 to $10,000 in the Alternative Strategies Portfolio	Over $100,000
Roger A. Eastman, CPA	None	None
Michael A. Diorio, CPA	None	None

The officers conduct and supervise the day-to-day business operations of the Trust, while the trustees, in addition to functions set forth under “Investment Adviser” and “Distributor and Distribution Plan”, review such actions and decide on general policy.  Compensation to officers and trustees of the Trust who are affiliated with the Adviser or the Distributor is paid by the Adviser or the Distributor, respectively, and not by the Trust.  The Trust pays each trustee who is not affiliated with the Adviser or Distributor quarterly fees.

The following table shows aggregate compensation paid to each trustee by the Trust in the fiscal year ended October 31, 2011.  The Trust does not currently have any pension or retirement benefits available for the trustees.

(1) Name of Person, Position	(2) Aggregate Compensation From Trust	(3) Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation from Trust Paid to Trustees
Wayne M. Grzecki, Esq. – Trustee	$0	N/A	N/A	$0
Stanley H. Cooper, Esq. – Trustee	$32,000	N/A	N/A	$32,000
Roger A. Eastman, CPA – Trustee	$32,000	N/A	N/A	$32,000
Michael A. Diorio, CPA – Trustee	$32,000	N/A	N/A	$32,000

Sales Loads. The Portfolios do not currently charge any front-end or contingent deferred sales charges on the sale of shares.
Code of Ethics.  The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to the particular Code of Ethics, to invest in securities, including securities that may be purchased or held by a Portfolio, for their own accounts.  These Codes of Ethics are designed to put the interests of shareholders before the interests of investment personnel.  The Codes of Ethics are on public file with, and are available from, the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C.
Proxy Voting Policies.  The Trust is required to disclose information concerning each Portfolio’s proxy voting policies and procedures to shareholders.  The Board of Trustees has delegated to the Adviser the responsibility for decisions regarding proxy voting for securities held by each Portfolio.  The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix A to this SAI.  Any material changes to these proxy voting policies and procedures will be submitted to the Board of Trustees for approval.  Information regarding how each Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, 2011 is available: (1) without charge, upon request by calling toll-free to (888) 639-0102 and (2) on the SEC’s website at http://www.sec.gov.
Ownership of the Portfolios.  As of January 31, 2012, the following persons were Control Persons or Principal Holders of each Portfolio’s shares.  Control Persons are persons deemed to control a Portfolio because they own beneficially over 25% of the outstanding shares of the Portfolio.  Principal Holders are persons that own beneficially 5% or more of a Portfolio’s outstanding shares.  As of that date, the Trust’s officers and trustees as a group owned less than 1% of the outstanding shares of the Balanced, International and Alternative Strategies Portfolios. In addition, the group collectively owned 1.68% of the Capital Portfolio and 3.09% of the Opportunistic Portfolio.
	New Century Portfolios
TD AMERITRADE, Inc. *
(Formerly Fiserv Trust Company)
1005 North Ameritrade Place
Bellevue, NE 68005

*  TD AMERITRADE, Inc. is a New York corporation and a subsidiary of TD AMERITRADE Holding Corporation.
	New Century Capital Portfolio: New Century Balanced Portfolio New Century Opportunistic Portfolio New Century International Portfolio New Century Alternative Strategies Portfolio	18.29% 23.42% 45.62% 46.95% 47.70%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	New Century Alternative Strategies Portfolio	15.03%

General Information
Beneficial Shares.  The Trust offers an unlimited number of transferable beneficial shares all at $.01 par value.  At the present time, there are five series of shares designated as the “New Century Capital Portfolio”, the “New Century Balanced Portfolio”, the “New Century Opportunistic Portfolio”, the “New Century International Portfolio” and the “New Century Alternative Strategies Portfolio”.  Each share has equal dividend, voting, liquidation and redemption rights.  There are no conversion or pre-emptive rights.  Shares, when issued, will be fully paid and non assessable.  Fractional shares have proportional voting rights.  Shares of the Portfolios do not have cumulative voting rights.  The Portfolios’ shareholders will vote together on other matters affecting the entire Trust, but will vote separately on matters affecting separate Portfolios.

Audits and Reports.  The accounts of the Trust are audited each year by BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, an Independent Registered Public Accounting Firm, whose selection must be approved annually by the Board of Trustees.  Shareholders receive semi-annual and annual reports of the Trust including the annual audited financial statements and a list of securities owned.

Taxes.  It is each Portfolio’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Such provisions remove from the Portfolios any liability for Federal income taxes upon the portion of its income distributed to shareholders in accordance with certain timing requirements and makes Federal income tax upon such distributed income generated by the Portfolios’ investments the sole responsibility of the shareholders.  Continued qualification requires the Portfolios, among other things, to distribute to its shareholders each year substantially all of its income and capital gains.  The Code imposes a non-deductible, 4% excise tax on regulated investment companies that do not distribute to investors in each calendar year, an amount equal to the sum of (i) 98% of its calendar year ordinary income, plus (ii) 98% of its capital gain net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending each October 31, plus (iii) 100% of any undistributed ordinary or capital gain net income from the prior year.  Each Portfolio intends to declare and pay dividends and capital gain distributions in a manner to avoid imposition of the excise tax.  Each Portfolio also proposes to comply with other requirements, such as (1) appropriate diversification of its portfolio of investments, and (2) realization of 90% of annual gross income from dividends, interest, gains from sales of securities, or other “qualifying income”.

“The Trust” is a series trust.  Each series (i.e., a Portfolio) of the Trust will be treated as a separate entity for Federal tax purposes.  Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal tax purposes) such gains against any net capital losses of another Portfolio.
As of October 31, 2011, the Portfolios had the following capital loss carry-forwards available to offset future capital gains through the indicated expiration dates:
	2016	2017	2018
New Century Capital Portfolio	-	-	-
New Century Balanced Portfolio	$2,581,125	-	$103,280
New Century Opportunistic Portfolio	$1,624,719	-	-
New Century International Portfolio	$3,363,552	$1,529,902	-
New Century Alternative Strategies Portfolio	-	$9,776,758	$1,831,023

Expenses.  Each Portfolio is responsible for the payment of its expenses, including: (a) the fees payable to the Adviser and the Distributor; (b) the fees and expenses of trustees who are not affiliated with the Adviser or the Distributor; (c) the fees and certain expenses of the Trust’s custodian and Transfer Agent; (d) the charges and expenses of the Trust’s legal counsel and Independent Registered Public Accounting Firm; (e) brokers’ commissions and any issue or transfer taxes chargeable to a Portfolio in connection with its securities transactions; (f) all taxes and corporate fees payable by the Trust to governmental agencies; (g) the fees of any trade association of which the Trust is a member; (h) the cost of stock certificates, if any, representing shares of a Portfolio; (i) reimbursements of the organization expenses of a Portfolio and the fees and expenses involved in registering and maintaining registration of the Portfolios and their shares with the U.S. Securities and Exchange Commission and registering to distribute its shares in and qualifying its shares for sale under state securities laws, and the preparation and printing of the Trust’s registration statements and prospectuses for such purposes; (j) allocable communications expenses with respect to investor services and all expenses of shareholder and trustee meetings and of preparing, printing and mailing prospectuses and reports to shareholders; (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and (l) compensation for employees of the Trust.  As described in the section entitled “Investment Adviser,” the Adviser has voluntarily agreed to limit the ratio of total operating expenses for each Portfolio to 1.50% of such Portfolio’s average net assets.
Custodian.  The Trust has retained U.S. Bank, N.A. (formerly known as Firstar Bank, N.A.), 425 Walnut Street, 6th floor, CN-WN-06TC Cincinnati, OH  45202, to act as Custodian of the securities and cash of the Trust and its Portfolios.
Performance
From time to time a Portfolio may advertise its total return and yield.  “Total return” is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of purchase price.
The “yield” of a Portfolio is computed by dividing the net investment income per share earned during the period stated in the advertisement (using the average number of shares entitled to receive dividends) by the maximum offering price per share on the last day of the period.  The calculation includes among expenses of such Portfolio, for the purpose of determining net investment income, all recurring charges for the period stated.  The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.  A Portfolio may also include its distribution rate in its advertisements.  The distribution rate is the amount of distributions per share made over a 12-month period divided by the current net asset value.
Total return quotations used by the Portfolios are based on standardized methods of computing performance mandated by U.S. Securities and Exchange Commission rules.  The “average annual total return (before taxes)” of a Portfolio refers to the average annual compounded rates of return over 1, 5 and 10 year periods or for the life of such Portfolio (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment.  The average annual total returns (after taxes on distributions) and average annual total returns (after taxes on distributions and redemptions) for each Portfolio for the one-year, five-years and ten-years periods (or the life of the Portfolio if shorter), are set forth in the prospectus.  The following are the average annual returns for the Portfolios (before taxes) for the one year, five year and ten year periods, as applicable, ended October 31, 2011:
Average Annual Returns for the Periods Ended October 31, 2011.

	1 Year	5 Years	10 Years
New Century Capital Portfolio	4.54%	-0.20%	3.61%
New Century Balanced Portfolio	4.29%	1.35%	3.91%
New Century Opportunistic Portfolio	4.21%	1.65%	3.36%
New Century International Portfolio	-7.22%	-0.20%	7.65%
New Century Alternative Strategies Portfolio	0.62%	1.12%	N/A1

1
The New Century Alternative Strategies Portfolio did not commence investment operations until May 1, 2002.  Accordingly, no performance information is presented for this Portfolio for the 10 year period.

As the following formula indicates, the average annual total return (before taxes) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compounded rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result.  The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period.  The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees.  According to the U.S. Securities and Exchange Commission formula:

P(1 + T)n = ERV
Where
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV =	ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

The “average annual total returns (after taxes on distributions)” and “average annual total returns (after taxes on distributions and redemptions)” for each Portfolio are included in the prospectus. “Average annual total return (after taxes on distributions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period.  This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.  This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period.  In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions).  The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date.  Note that these tax rates may vary over the measurement period.  The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law.  The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

“Average annual total return (after taxes on distributions and redemptions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period.  This calculation assumes a complete redemption of the investment.  This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period.  In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions).  The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date.  Note that these tax rates may vary over the measurement period.  The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.  The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes).  In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.  The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation.  The federal income tax rates used correspond to the tax character of any gains or loses (e.g. short-term or long-term).
Comparisons and Advertisements.  To help investors better evaluate how an investment in the Portfolios might satisfy their investment objective, advertisements regarding the Portfolios may discuss yield or total return for the Portfolios as reported by various financial publications and/or compare yield or total return to yield or total return as reported by other investments, indices, and averages.  The following publications, indices, and averages may be used:
Barclays Capital Treasury Index;
U.S. Treasury Bills;
Consumer Price Index;
S&P 500® Composite Index;
Barclays Capital U.S. Intermediate Government/Credit Bond Index
Dow Jones Industrial Average;
Mutual Fund returns calculated by the CDA Technologies, Inc.;
MSCI EAFE Index;
NASDAQ Composite Index;
Morningstar Categories;
Russell 1000 Index;
Russell 3000® Growth Index;
Hedge Fund Research Inc. Fund of Funds Diversified Index; and
60% S&P 500® Composite Index/40% Barclays Capital U.S. Intermediate Government/Credit Bond Index

FINANCIAL STATEMENTS
The Trust’s audited financial statements, related notes and the report of BBD, LLP for the fiscal year ended October 31, 2011 as set forth in the Trust’s Annual Report to Shareholders dated October 31, 2011 are incorporated herein by reference.  The financial statements and related notes have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.  No other parts of the Trust’s Annual Report to Shareholders are incorporated herein by reference.  You may obtain a free copy of the Annual Report to Shareholders by contacting the Trust at the address or telephone number appearing on the cover of this SAI.

INVESTMENT ADVISER
Weston Financial Group, Inc.
Wellesley, MA
DISTRIBUTOR
Weston Securities Corporation
Wellesley, MA
CUSTODIAN
U.S. Bank, N.A.
Cincinnati, OH
TRANSFER AGENT
Ultimus Fund Solutions, LLC
Cincinnati, OH

LEGAL COUNSEL
Greenberg Traurig, LLP
Philadelphia, PA
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
Philadelphia, PA

APPENDIX A
WESTON FINANCIAL GROUP, INC.
PROXY VOTING POLICIES AND PROCEDURES
I.	INTRODUCTION

Unless otherwise specifically agreed to by us in writing, Weston Financial Group, Inc. (the “Adviser”) is not responsible for voting any proxies related to securities which we manage on behalf of our clients.  Notwithstanding the foregoing, we are responsible for voting proxies related to securities held by certain mutual funds for which we serve as the investment Adviser and have agreed in writing to vote such proxies.  All references in these Proxy Voting Policies and Procedures (the “Procedures”) to us voting proxies on behalf of our clients are limited solely to those clients for whom we have agreed in writing to so vote such proxies.
Our authority to vote the proxies of certain of our clients is established by our Advisory contracts or comparable documents, and these Procedures have been tailored to reflect these specific contractual obligations.  In addition to requirements of the U.S. Securities and Exchange Commission (the “SEC”) governing advisers, our Procedures reflect the fiduciary standards and responsibilities for ERISA accounts set forth in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).
II.	STATEMENTS OF POLICIES AND PROCEDURES

A.
Policy Statement.  The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients.  The Adviser has adopted and implemented these Procedures which the Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

The Adviser has established these Procedures in a manner that is generally intended to support the ability of the management of a fund soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value.  Accordingly, the Adviser generally votes proxies in accordance with management’s recommendations.  This reflects basic investment criteria that good management is shareholder focused.  However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.  For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, the Adviser may from time to time vote proxies against management’s recommendations, in accordance with the guidelines set forth in Part III of these Procedures.  Such proxy statements are voted on behalf of the Adviser by the designated Proxy Coordinator.  The Proxy Coordinator is a member of the Adviser’s Investment Committee and is designated by the Investment Committee on an annual basis.
B.
Parties Responsible:  The Proxy Coordinator responsible for voting proxies in accordance with these Procedures has been designated as Susan Arnold, Vice President and Senior Financial Counselor of the Adviser and a member of the Investment Committee.  The Investment Committee as disclosed in the Adviser’s Form ADV Part 2A (the “Brochure”) is responsible for resolving any conflicts of interest that may arise between the Adviser and a Proxy Vote Issuer.  The Chief Compliance Officer and President of the Adviser have final authority to determine whether further action must be taken to resolve the issue or to accept the recommendation of the Investment Committee.

C.
Conflicts of Interest.  The Proxy Coordinator reviews each proxy to assess the extent, to which, if any, there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”).  The Proxy Coordinator performs this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy.  If it is determined that a potential conflict may exist, the potential conflict shall be reported promptly to the Adviser’s Investment Committee by the Proxy Coordinator.  The Investment Committee shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict).  The Investment Committee will then report back to the Chief Compliance Officer with the resolution of the conflict of interest.  The Chief Compliance Officer and the President have final authority to determine whether further action must be taken to resolve the issue or to accept the recommendation of the Investment Committee. Without limiting the generality of the foregoing, the Investment Committee may resolve a potential conflict in any of the following manners:

1.
If the proposal that is the subject of the potential conflict is specifically addressed in these Procedures, the Investment Committee may instruct the Proxy Coordinator to vote the proxy in accordance with such pre-determined policies and guidelines; provided that such pre-determined policies and guidelines provide little discretion on our part;

2.
The Investment Committee may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

3.	The Investment Committee may engage an independent third-party to determine how the proxy should be voted; or

4.
The Investment Committee may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

The Adviser uses commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.
D.	Limitations on Our Responsibilities

1.
No Responsibility.  Unless otherwise specifically agreed to by us in writing, the Adviser is not responsible for voting any proxies related to securities which we manage on behalf of our clients.  Our policy for not accepting responsibility for voting proxies is described in our Form ADV, which is initially provided to our clients and which we annually offer to be delivered to our clients.  Notwithstanding the foregoing, the Adviser is responsible for voting proxies related to securities held by certain mutual funds and certain other clients for which we serve as the investment Adviser.  All references in these Procedures to us voting proxies of our clients are limited solely to those clients for whom we have agreed in writing to so vote such proxies.  Further, the Adviser is only responsible for voting proxies that we have received from the proxy solicitor.  The Adviser will not be responsible for voting such proxies that were not delivered to the Adviser’s officer or were not received on a timely basis.

2.
Limited Value.  The Adviser may abstain from voting a client proxy if we conclude that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

3.
Unjustifiable Costs.  The Adviser may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities).  In accordance with our fiduciary duties, the Adviser weighs the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent.  Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

4.	Special Client Considerations.

a.	Mutual Funds. The Adviser votes proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

b.
ERISA Accounts.  With respect to our ERISA clients for whom the Adviser has accepted responsibility in writing for proxy voting, the Adviser vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

5.
Client Direction.  Unless otherwise directed by a client in writing, the Adviser is responsible for voting all proxies related to securities that we manage for clients with respect to which the Adviser has accepted in writing proxy voting responsibility.  A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Procedures.  The Adviser will follow such written direction for proxies received after our receipt of such written direction.

E.
Disclosure.  A client for whom we are responsible for voting proxies may obtain information from us regarding how we voted the client’s proxies.  Clients should contact the Adviser to make such a request.

F.
Review and Changes.  The Adviser shall from time to time review these Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations.  Unless otherwise agreed to with a client, these Procedures may be changed by us from time to time without notice to, or approval by, any client.  Clients may request a current version of our Procedures from the Adviser.

G.
Delegation.  The Adviser may delegate our responsibilities under these Procedures to a third party, provided that the Adviser retains final authority and fiduciary responsibility for proxy voting.  If the Adviser so delegates our responsibilities, the Adviser shall monitor the delegate’s compliance with these Procedures.

H.
Maintenance of Records.  The Adviser maintains at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940.  The Adviser may, but need not, maintain proxy statements that are received regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system.  The Adviser may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

III.	PROXY ISSUES

The following sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner.  These are, however, merely guidelines.  As noted in Part II of these Procedures, we generally vote proxies in a manner intended to support the ability of the management of a fund soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value.  Accordingly, the Adviser generally votes proxies in accordance with management’s recommendations.  Nevertheless, our actual voting decisions are made on a case-by-case basis depending on the particular facts and circumstances of each proxy vote.  The Proxy Coordinator will be responsible for determining whether each proxy is for a “routine” matter or not, as described below.  All proxies identified as “routine” will be voted by the Proxy Coordinator in accordance with such Policies.  If a conflict arises, the Proxy Coordinator will request guidance from the Investment Committee on how to vote such proxies.
A.	Routine Matters

Routine matters are typically proposed by Management of a fund and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the fund; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the fund; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the fund.
For routine matters, the Adviser will vote in accordance with the recommendation of the fund’s management, directors, general partners, or trustees (collectively, the “Management”), as applicable, unless, in the Adviser’s opinion, such recommendation is not in the best interests of the Fund or account.
The Adviser will generally vote for the following proposals:
1.	To change capitalization, including to increase authorized common shares or to increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.
2.	To elect or re-elect board members annually.
3.	To permit shareholders to elect directors to fill board vacancies.
4.	To allow shareholder action by written consent.
5.	To establish that the audit, compensation and nominating committees be composed exclusively of independent directors.
6.	To appoint, ratify or elect auditors.
7.	To set time and location of annual meeting.
8.	To change the fiscal year or term of the fund.
9.	To change the name of a fund.
10.	To eliminate cumulative voting.
11.	To repeal classified boards.

B.	Non-Routine Matters

Non-routine matters involve a variety of issues and may be proposed by Management or beneficial owners of a fund (i.e., shareholders, partners, etc. (collectively, the “Owners”)).  These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the fund; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the fund; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of formation applicable to the fund.

The Adviser will generally vote on a case-by-case basis:
1.	Votes on contested elections of directors.
2.	To establish a Rule 12b-1 Plan of Distribution.
3.	Mergers, acquisitions, re-incorporations, reorganizations and other economic issues.
4.	Lowering supermajority shareholder vote requirements for charter/bylaw amendments.
5.	Lowering supermajority shareholder vote requirements for mergers/acquisitions and other significant business combinations.
6.	Bundled or conditioned proxy proposals.
7.	Proposals removing restrictions on shareholders right to act independently.
8.	Shareholder proposals asking that a majority of directors be independent.
9.	Proposals on director and officer indemnification and liability protection.
10.	Proposals to restore shareholder ability to remove directors with (or without) cause.

The Adviser will generally vote against the following proposals:
1.	Electing inside directors to sit on the audit, compensation, or nominating committees.
2.	Requiring directors to own a minimum amount of company stock.
3.	Limiting the tenure of outside directors.
4.	Imposing a mandatory retirement age for outside directors.
5.	Allowing only continuing directors to elect replacements to fill board vacancies.
6.	Eliminating entirely directors’ and officers’ liability for violating the duty of care.
7.	Indemnification proposals that expand coverage beyond what is customary.
8.	Restricting or prohibiting shareholder ability to call special meetings.
9.	Restricting or prohibiting shareholder ability to take action by written consent.
10.	Management’s ability to alter the size of the board without shareholder approval.
11.	Classifying a board, absent special circumstances indicating that shareholder interests would be better served by this structure.
12.	Requiring a supermajority shareholder vote to approve charter and bylaw amendments.
13.	Requiring a supermajority shareholder vote to approve mergers/acquisitions and other significant business combinations.

C.	Abstaining from Voting and Affirmatively Not Voting

The Adviser will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Adviser determines that abstaining or not voting is in the best interests of the fund or account.  In making such a determination, the Adviser will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g. translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy.
The Adviser will abstain from voting or affirmatively not vote the following proposals:
1.	The election or re-election of any nominee for director who:

i.	Attends less than 75% of board and committee meetings during the preceding 12 months without valid reasons for the absences (e.g., illness, personal emergency).

ii.	Is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., consulting, legal, financial advisory fees).

iii.
Of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).

2.	If the board of directors does not have a majority of independent directors.

3.	If the board of directors does not have nominating, audit, and compensation committees composed solely of independent directors.

Adopted:	August 6, 2003, Amended August 31, 2005, June 1, 2011